File No. 2-55079

                             As filed on ^ July 30, 1997


                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
                                      Form N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       X
                                                                             --
      Pre-Effective Amendment No. ________                                   __
      Post-Effective Amendment No.    ^ 33                                    X
                                   ----------                                --


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               X
                                                                             --


Amendment No.     ^ 20                                                        X
                  ------


                          INVESCO MONEY MARKET FUNDS, INC.
                 (Exact Name of Registrant as Specified in Charter)
                    7800 E. Union Avenue, Denver, Colorado  80237
                      (Address of Principal Executive Offices)
                    P.O. Box 173706, Denver, Colorado  80217-3706
                                  (Mailing Address)
         Registrant's Telephone Number, including Area Code:  (303) 930-6300

                                 Glen A. Payne, Esq.
                                7800 E. Union Avenue
                               Denver, Colorado  80237
                       (Name and Address of Agent for Service)
                                 -------------------
                                     Copies to:
                               Ronald M. Feiman, Esq.
                               Gordon Altman Butowsky
                                Weitzen Shalov & Wein
                                   114 W. 47th St.
                              New York, New York  10036
                                 -------------------
Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box):

____  immediately upon filing pursuant to paragraph (b)
____  ^ on __________________, pursuant to paragraph (b)
____  60 days after filing pursuant to paragraph (a)(1)
 X    on ^ October 1, 1997, pursuant to paragraph (a)(1)
----
____  75 days after filing pursuant to paragraph (a)(2)
____  on __________________, pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:
____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                 -------------------

Registrant has previously elected to register an indefinite number of shares of its common stock pursuant to Rule 24f-2 under the Investment Company Act. Registrant's Rule 24f-2 Notice for the fiscal year ended May 31, ^ 1997 was filed on or about July ^ 25, 1997.

                                    Page 1 of 216
                         Exhibit index is located at page 87

                          INVESCO MONEY MARKET FUNDS, INC.
                         -----------------------------------

                                CROSS-REFERENCE SHEET


   Form N-1A
      Item                                   Caption
   ---------                                 -------

Part A                                       Prospectus

   1.......................                  Cover Page


   2.......................                  Annual Fund Expenses; Essential
                                             Information

   3.......................                  Financial Highlights; ^ Fund
                                             Price and Performance

   4.......................                  Investment ^ Objectives and ^
                                             Strategy; The ^ Funds and ^ Their
                                             Management

   5.......................                  The ^ Funds and ^ Their
                                             Management^

   6.......................                  Fund Services ^; Taxes and
                                             Dividends; Additional Information

   7.......................                  How ^ To Buy Shares; Fund Price
                                             and Performance; Fund Services;
                                             The Funds and Their Management

   8.......................                  Fund Services ^; How to ^ Sell
                                             Shares


   9.......................                  Not Applicable

Part B                                       Statement of Additional
                                             Information

   10.......................                 Cover Page

   11.......................                 Table of Contents

   Form N-1A
      Item                                   Caption
   ---------                                 -------


   12.......................                 The ^ Funds and ^ Their
                                             Management

   13.......................                 Investment Practices; Investment
                                             Policies and Restrictions

   14.......................                 The ^ Funds and ^ Their
                                             Management

   15.......................                 The ^ Funds and ^ Their
                                             Management; Additional
                                             Information

   16.......................                 The ^ Funds and ^ Their
                                             Management; Additional
                                             Information


   17.......................                 Investment Practices; Investment
                                             Policies and Restrictions

   18.......................                 Additional Information

   19.......................                 How Shares Can Be Purchased; How
                                             Shares Are Valued; Services
                                             Provided by the Fund;
                                             Tax-Deferred Retirement Plans;
                                             How to Redeem Shares

   20.......................                 Taxes and Dividends

   21.......................                 How Shares Can Be Purchased

   22.......................                 Performance Data

   23.......................                 Additional Information

Part C                                       Other Information

   Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
October 1, 1997

                          INVESCO MONEY MARKET FUNDS, INC.
                             U.S. Government Money Fund
                                 Cash Reserves Fund
                                Tax-Free Money Fund

            No-load mutual funds seeking a high level of current income

The three INVESCO MONEY MARKET FUNDS (the "Funds") described in this Prospectus are actively managed to seek as high a level of current income as is consistent with liquidity and safety of capital. Income earned by U.S. Government Money Fund and Cash Reserves Fund will normally be taxable while Tax-Free Money Fund seeks income exempt from federal income taxes. Each of the Funds invests in a variety of short-term money market securities. SHARES OF EACH FUND ARE SOLD AT NET ASSET VALUE, WHICH IS EXPECTED TO ALWAYS BE $1.00 PER SHARE. HOWEVER, THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET VALUE OF $1.00 PER SHARE. INVESTMENTS IN THESE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

This Prospectus provides you with the basic information you should know before investing in one of the Funds. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Funds, dated October 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. To obtain a free copy, write to INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; call 1- 800-525-8085; or on the World Wide Web: http://www.invesco.com.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

CONTENTS

ESSENTIAL INFORMATION............ ............................................6

ANNUAL FUND EXPENSES..........................................................7

INVESTMENT OBJECTIVE AND STRATEGY............................................15

INVESTMENT POLICIES AND RISKS................................................16

THE FUNDS AND THEIR MANAGEMENT...............................................21

FUND PRICE AND PERFORMANCE...................................................23

HOW TO BUY SHARES............................................................24

FUND SERVICES................................................................27

HOW TO SELL SHARES...........................................................27

TAXES AND DIVIDENDS..........................................................30

ADDITIONAL INFORMATION.......................................................31

ESSENTIAL INFORMATION
---------------------

     Investment Goal And Strategy. INVESCO Money Funds seek as high a level of current income as is consistent with safety and liquidity of capital through specific short-term money market securities. Income earned by U. S. Government Money Funds and Cash Reserves Fund will normally be taxable, while Tax-Free Money Fund seeks income exempt from federal income tax. There is no guarantee that the Funds will meet their objectives. See "Investment Objective And Strategy."

      The Funds Are Designed For: Investors seeking current income with stability of principal may wish to consider U.S. Government Money Fund or Cash Reserves Fund. Investors with the additional need for federal tax-exempt income may wish to consider Tax-Free Money Fund. While not intended as a complete investment program, any of these Funds may be a valuable element of your investment portfolio. You also may wish to consider one of the Funds as part of a Uniform Gift/Transfer To Minors Account or systematic investing strategy. The Funds may be a suitable investment option for many types of retirement programs, including IRA, SEP-IRA, SIMPLE IRA, 401(k), Profit Sharing, Money Purchase Pension, and 403(b) plans.

      Time Horizon. In selecting holdings, the Funds do not consider potential capital appreciation. Investors should consider each of these Funds as a conservative, short-term investment for emergency savings or as a safe harbor during periods of market uncertainty.

     Risks.  Shares of the  Funds  are not  insured  or  guaranteed  by the U.S.
government, or any state or federal agency. See "Investment Objective and Strategy" and "Investment Policies and Risks."

     Organization and Management. Each Fund is a series of INVESCO Money Market Funds, Inc. (the "Company"), a diversified, managed, no-load mutual fund. Each Fund is owned by its shareholders. They employ INVESCO Funds Group, Inc.
("IFG"), founded in 1932, to serve as investment adviser, administrator, distributor, and transfer agent. INVESCO Trust Company ("INVESCO Trust"), founded in 1969, serves as sub-adviser.

     The U.S. Government Money Fund and Cash Reserves Fund are managed by INVESCO Trust Vice President Richard R. Hinderlie. The Tax-Free Money Fund is managed by INVESCO Trust Vice President Ingeborg Cosby. See "The Funds And Their Management."

     IFG and INVESCO Trust are subsidiaries of AMVESCAP PLC, an international investment management company that manages approximately $165 billion in assets. AMVESCAP PLC is based in London with money managers located in Europe, North America and the Far East.

These  Funds  Offer  All of  the  Following  Services  at No  Charge:
Telephone exchanges
Automatic reinvestment of distributions
Regular investment plans, such as EasiVest (the Fund's automatic monthly investment program), Direct Payroll Purchase, and Automatic Monthly Exchange Free Checkwriting
Periodic withdrawal plans
See "How To Buy Shares" and "How To Sell Shares."

Minimum Initial Investment: $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase.

Minimum  Subsequent  Investment:   $50  (Minimums  are  lower  for  certain
retirement plans.)

ANNUAL FUND EXPENSES
--------------------

      The Funds are no-load; there are no fees to purchase, exchange or redeem shares, nor any ongoing marketing ("12b-1") expenses. Lower expenses benefit Fund shareholders by increasing a Fund's total return.

      Like any company, each Fund has operating expenses -- such as portfolio management, accounting, shareholder servicing, maintenance of shareholder accounts, and other expenses. These expenses are paid from each Fund's assets. Lower expenses therefore benefit investors by increasing a Fund's total return.

      We calculate annual operating expenses as a percentage of each Fund's average annual net assets. To keep expenses competitive, the Funds' adviser voluntarily reimburses Tax-Free Money Fund for amounts in excess of 0.75% of average net assets, and reimburses U.S. Government Money Fund and Cash Reserves Fund for amounts in excess of 0.85% of average net assets.

Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)

U.S. Government Money Fund
--------------------------
Management Fee                                                        0.50%
12b-1 Fees                                                             None
Other Expenses(1),(2)                                                 0.36%
Total Fund Operating Expenses(1),(2)                                  0.86%

Cash Reserves Fund
------------------
Management Fee                                                        0.41%
12b-1 Fee                                                              None
Other Expenses(1),(2)                                                 0.45%
Total Fund Operating Expenses(1),(2)                                  0.86%

Tax-Free Money Fund
-------------------
Management Fee                                                        0.50%
12b-1 Fees                                                             None
Other Expenses(1),(2)                                                 0.26%
Total Fund Operating Expenses(1),(2)                                  0.76%

(1) It should be noted that each Fund's actual total operating expenses were lower than the figures shown because each Fund's custodian fees were reduced under an expense offset arrangement. However, as a result of an SEC requirement for mutual funds to state their total operating expenses without crediting any such expense offset arrangement, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the Ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect reductions for expense offset arrangements for periods prior to the fiscal year ended May 31, 1996. See "The Funds And Their Management."

(2) Certain expenses of the Funds are being absorbed voluntarily by IFG. In the absence of such absorbed expenses, the U. S. Government Money Fund's "Other
Expenses" and "Total Fund Operating Expenses" would have been 0.56% and 1.06% respectively; the Cash Reserves Fund's "Other Expenses" and "Total Fund" Operating Expenses" would have been 0.51% and 0.92%, respectively; and the Tax-Free Money Fund's "Other Expenses" and "Total Fund Operating Expenses" would have been 0.52% and 1.02%, respectively, based on each Fund's actual expenses for the fiscal year ended May 31, 1997.

EXAMPLE

A shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming a hypothetical 5% annual return and redemption at the end of each time period. (Of course, actual operating expenses are paid from each Fund's assets and are deducted from the amount of income available for distribution to shareholders; they are not charged directly to shareholder accounts.)

                              1 Year     3 Years     5 Years    10 Years
                              ------     -------     -------    --------
U.S. Government
  Money Fund                      $9         $28         $48        $106
Cash Reserves Fund                 9          28          48         106
Tax-Free Money Fund                8          24          42          94

The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES, AND ACTUAL ANNUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. For more information on each Fund's expenses, see "The Funds And Their Management" and "How To Buy Shares -- Distribution Expenses."

INVESCO Money Market Fund, Inc.
Financial Highlights
(For a Fund Share Outstanding Throughout Each Period)

   The following information has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the independent accountant's report thereon appearing in the Company's 1997 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting IFG at the address or telephone number on the back of the Prospectus.

                                                                                             Period        Year      Period
                                                                                              Ended       Ended       Ended
                                                           Year Ended May 31                 May 31 December 31 December 31
                                          ---------------------------------------------   --------- ----------- -----------
                                               1997         1996        1995       1994      1993>>        1992       1991^

                                                  U.S. Government Money Fund
PER SHARE DATA
Net Asset Value - Beginning of Period         $1.00        $1.00      $1.00       $1.00       $1.00       $1.00       $1.00
                                          ---------------------------------------------   --------- ----------- -----------
INCOME AND DISTRIBUTIONS
   FROM INVESTMENT OPERATIONS
Net Investment Income Earned
   and Distributed to Shareholders             0.04         0.05        0.05       0.03        0.01        0.03        0.03
                                          ---------------------------------------------   --------- ----------- -----------
Net Asset Value - End of Period               $1.00        $1.00       $1.00      $1.00       $1.00       $1.00       $1.00
                                          =============================================   ========= =========== ===========

TOTAL RETURN                                  4.57%        4.90%       4.66%      2.56%      0.93%*       2.97%      3.23%*

RATIOS
Net Assets - End of Period
   ($000 Omitted)                           $66,451      $79,392     $60,843    $73,912     $34,519     $30,282      $7,203
Ratio of Expenses to Average
   Net Assets#                               0.86%@      0.87%@        0.75%      0.75%      0.75%~       0.75%      0.74%~
Ratio of Net Investment Income
   to Average Net Assets#                     4.51%        4.78%       4.55%      2.60%      2.27%~       2.82%      4.54%~

>> From January 1, 1993 to May 31, 1993.

^  From April 26, 1991, commencement of operations, to December 31, 1991.

*  Based  on  operations  for  the  period  shown  and,   accordingly,   is  not
representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended May 31, 1997, 1996, 1995 and 1994, the period ended May 31, 1993, the year ended December 31, 1992 and the period ended December 31, 1991. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.06%, 1.05%, 1.10%, 1.00%, 1.18%, 1.08% and 1.93%, respectively, and ratio of net investment income to average net assets would have been 4.31%, 4.59%, 4.20%, 2.35%, 1.84%, 2.49% and 3.35%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

INVESCO Money Market Funds, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                                               Period
                                                                Ended
                                   Year Ended May 31           May 31                   Year Ended January 31
                         ----------------------------------- --------  ----------------------------------------------------
                             1997     1996     1995     1994   1993>>     1993     1992     1991     1990     1989     1988

                               Cash Reserves Fund

PER SHARE DATA
Net Asset Value -
   Beginning of Period      $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                         -----------------------------------  -------  ----------------------------------------------------
INCOME AND DISTRIBUTIONS
   FROM INVESTMENT
   OPERATIONS
Net Investment Income
   Earned and Distributed
   to Shareholders           0.05     0.05     0.05     0.03     0.01     0.03     0.05     0.07     0.08     0.07     0.06
                         -----------------------------------  -------  ----------------------------------------------------
Net Asset Value -
   End of Period            $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                         ===================================  =======  ====================================================
TOTAL RETURN                4.69%    5.01%    4.76%    2.58%   0.75%*    3.00%    5.35%    7.76%    8.79%    7.25%    6.28%

RATIOS
Net Assets - End of Period
   ($000 Omitted)        $661,648 $587,277 $644,341 $747,551 $490,932 $506,337 $557,708 $431,808 $396,286 $317,410 $319,216
Ratio of Expenses to
   Average Net Assets#     0.86%@   0.87%@    0.75%    0.81%   0.98%~    0.80%    0.83%    0.76%    0.79%    0.79%    0.82%
Ratio of Net Investment
   Income to Average
   Net Assets#              4.62%    4.86%    4.65%    2.61%   2.26%~    2.98%    5.17%    7.49%    8.46%    7.04%    6.24%


>> From February 1, 1993 to May 31, 1993.

*  Based  on  operations  for  the  period  shown  and,   accordingly,   is  not
representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG for the years ended May 31, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.92%, 0.92% and 0.85%, respectively, and ratio of net investment income to average net assets would have been 4.56%, 4.81% and 4.55%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

INVESCO Money Market Funds, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                                               Period
                                                                Ended
                                    Year Ended May 31          May 31                      Year Ended April 30
                          ----------------------------------  -------  ----------------------------------------------------
                             1997     1996     1995     1994   1993>>     1993     1992     1991     1990     1989     1988

                               Tax-Free Money Fund

PER SHARE DATA
Net Asset Value -
   Beginning of Period      $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                          ----------------------------------  -------  ----------------------------------------------------
INCOME AND DISTRIBUTIONS
   FROM INVESTMENT
   OPERATIONS
Net Investment Income
   Earned and Distributed
   to Shareholders           0.03     0.03     0.03     0.02    0.00+     0.02     0.03     0.05     0.05     0.05     0.04
                          ----------------------------------  -------  ----------------------------------------------------
Net Asset Value -
   End of Period            $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
                          ==================================  =======  ====================================================

TOTAL RETURN                2.90%    3.08%    2.86%    1.84%   0.16%*    2.16%    3.42%    4.89%    5.51%    5.20%    4.15%

RATIOS
Net Assets -
   End of Period
   ($000 Omitted)         $47,577  $51,649  $58,780  $84,521  $63,498  $65,167  $60,413  $40,440  $34,262  $27,709  $31,212
Ratio of Expenses to
   Average Net Assets#     0.76%@   0.77%@    0.75%    0.75%   0.75%~    0.75%    0.78%    0.90%    0.93%    0.88%    0.86%
Ratio of Net Investment
   Income to Average
   Net  Assets#             2.86%    3.03%    2.77%    1.83%   2.03%~    2.13%    3.30%    4.77%    5.37%    5.10%    4.07%

>> From May 1, 1993 to May 31, 1993.

+ Net Investment Income Earned and Distributed to Shareholders for the period ended May 31, 1993 aggregated less than $0.01 on a per share basis.

*  Based  on  operations  for  the  period  shown  and,   accordingly,   is  not
representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by IFG and ITC for the years ended May 31, 1997, 1996, 1995 and 1994, the period ended May 31, 1993, and the years ended April 30, 1993 and 1992, respectively. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.01%, 1.05%, 1.00%, 1.00%, 1.19%, 1.02% and 0.99%, respectively, and ratio of net investment income to average net assets would have been 2.61%, 2.75%, 2.52%, 1.58%, 1.59%, 1.86% and 3.09%, respectively.

@ Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

~ Annualized

INVESTMENT OBJECTIVE AND STRATEGY
---------------------------------

      Each Fund seeks as high a level of current income as is consistent with liquidity and safety of capital by investing in specific short-term money market securities as described below. Tax-Free Money Fund has the additional objective of providing income which is exempt from federal income taxes. These investment objectives are fundamental and cannot be changed without the approval of a Fund's shareholders. There is no assurance that a Fund's investment objective will be met.

================================================================================
INVESCO Money             Portfolio May Hold
Market Fund
--------------------------------------------------------------------------------
U.S. Government           Debt obligations issued or guaranteed by
Money Fund                the U.S. government or its agencies; and
                          repurchase agreements collateralized by
                          such obligations.
--------------------------------------------------------------------------------
Cash Reserves             Debt obligations issued or guaranteed by
Fund                      the U.S. government or its agencies;
                          corporate debt obligations; commercial paper;
                          certificates of deposit and bankers' acceptances
                          issued by domestic banks; and repurchase agreements
                          collateralized by such obligations
--------------------------------------------------------------------------------
Tax-Free Money            Debt obligations issued by the states,
Fund                      territories, and possessions of the
                          United States and District of Columbia
                          and their political subdivisions,
                          agencies and instrumentalities, which
                          pay interest exempt from federal income
                          taxes; repurchase agreements
                          collateralized by such obligations;
                          private activity bonds and taxable
                          securities.
================================================================================

     See "Investment Policies And Risks" below, as well as "Investment Policies And Restrictions" in the Statement of Additional Information.


       The short-term debt obligations in which each Fund invests must mature, or be deemed to mature, within [397 days] from the date of purchase. Generally, the Funds intend to hold securities purchased until maturity. However, securities may be sold without regard for how long they have been held. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less.


      Because each of the Funds invests in short-term debt obligations their ability to achieve a high level of current income is limited in comparison to mutual funds that invest in securities which present a greater credit risk.

     While a Fund may invest in obligations of the federal government, which may or may not be supported by the full faith and credit of the U.S. government, shares of the Funds are not issued or guaranteed by the U.S. government.

INVESTMENT POLICIES AND RISKS
-----------------------------

      The return on investment in each Fund will depend upon the interest earned by each Fund on its security holdings, after deduction of Fund expenses, and is paid to shareholders in the form of dividends. If interest rates increase, the value of interest- paying debt securities may decrease, and vice versa. Not withstanding the possibility of fluctuations in values of a Fund's securities, as a result of each Fund's use of amortized cost valuation and its declaration of income dividends daily, it is expected, but cannot be assured, that each Fund's net asset value will be maintained at a constant value of $1.00 per share. Under the amortized cost valuation method, securities are valued at their cost at the time of purchase, and thereafter there is assumed a constant amortization to maturity of a discount or premium.

     U.S. Government Securities. These securities consist of Treasury bills, notes and bonds, which differ only in their interest rates, maturities, and dates of issuance, and securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Obligations of United States government agencies include Government National Mortgage Association ("GNMA"), Fannie Mae (formerly known as Federal National Mortgage Association) and Federal Home Loan Mortgage Corporation ("FHLMC") obligations. Some of these securities are guaranteed by the U.S. government, others are guaranteed only by the issuing agency. For more information concerning U.S. government securities, see "Investment Policies and Restrictions" in the Statement of Additional Information.

      Debt Obligations of Commercial Banks And Corporations. When we assess an issuer's ability to meet its interest rate obligations and repay its debt when due, we are referring to "credit risk." Debt obligations are rated based on their estimated credit risk by independent services such as Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") or
Moody's Investors Service, Inc. ("Moody's"). S&P and Moody's are nationally recognized securities rating organizations ("NRSROs"). For an explanation of these organizations and their ratings, see the Statement of Additional Information.

     "Market risk" refers to sensitivity to changes in interest rates. For example, when interest rates go up, the market value of a previously issued obligation generally declines; on the other hand, when interest rates go down, the market prices of these obligations generally increase. Also, when interest rates go down, net cash inflows are likely to be invested in portfolio instruments producing lower yields than the balance of a Fund's portfolio, thus reducing the Fund's yield.

      Municipal Obligations. Like corporate debt obligations, the debt of municipalities is also rated by NRSROs. Tax-Free Money Fund will only invest in municipal bonds rated at the time of purchase in the two highest grades, for longer-term bonds; municipal notes rated MIG-1 by Moody's; and municipal commercial paper rated in the highest grades. There is no guarantee that a municipality will be able to satisfy the payment and interest on a municipal obligation.

U.S. Government Money Fund
--------------------------


     The U. S. Government Money Fund seeks to achieve its objective by investing only in debt obligations issued or guaranteed by the U. S. government or its agencies maturing or deemed to be maturing, in [397 days] or less from the date of purchase, and in repurchase agreements with respect to such instruments.


     The securities in which the U. S. Government Money Fund invests consist of: direct obligations of the United States such as Treasury bills, Treasury notes,
U. S. government bonds, as well as investments in agencies of the U. S. government, the securities of which may or may not be supported by the full faith and credit of the U. S. Treasury, including, but not limited to, obligations of GNMA, the Department of Housing and Urban Development, the Farmer's Home Administration, the Small Business Administration, Fannie Mae, (FHLMC) and the Federal Home Loan Banks. The GNMA, FHLMC and Fannie Mae
certificates in which the U. S. Government Money Fund may invest are mortgage-backed securities, and are subject to the risk that prepayments of the underlying mortgages will cause the principal and interest on the certificate to be paid prior to their stated maturities. In the event of a prepayment during a period of declining interest rates, the U. S. Government Money Fund may be required to invest the proceeds at a lower interest rate. The U.S. Government Money Fund limits the dollar-weighted average maturity of its portfolio securities to 90 days or less.

Cash Reserves Fund
------------------


      The Cash Reserves Fund seeks to achieve its objective by investing in a diversified portfolio of high-quality, short-term debt obligations maturing within [397 days] from the date of purchase.


     The securities in which the Cash Reserves Fund invests consist of: (1) U.S. government obligations, consisting of securities issued or guaranteed as to principal or interest by the U.S. government or one of its agencies or instrumentalites, such as Treasury bills, bonds, notes and GNMA bonds; (2) commercial paper, limited to obligations which are rated by at least two NRSROs, generally S&P and Moody's, in the highest short-term rating category CA-1 by S&P and Prime-1 by Moody's, or where the obligation is rated by only one NRSRO, such obligation is rated in the highest short-term rating category; obligations of domestic banks (as described in the Statement of Additional Information) and their foreign affiliates, consisting of certificates of deposit and bankers' acceptances; and (4) corporate obligations, consisting of bonds, debentures and notes. Domestic bank and corporate obligations must be rated in one of the two highest short-term rating categories by at least two NRSROs or by one NRSRO, if the obligation has been rated by only one NRSRO. The Cash Reserves Fund may invest in obligations that are not rated by any NRSRO but which are of comparable quality to such obligations rated in the highest grade as determined by the Cash Reserves Fund's investment adviser in accordance with an analysis performed by the investment adviser. The Cash Reserves Fund will at all times invest at least 95% of its total assets in securities rated in the highest short-term rating category by at least two NRSROs or by one NRSRO, if the security has been rated by only one NRSRO, or in comparable unrated securities that the adviser determines present minimal credit risk. For a description of the relevant rating categories applicable to the Fund's investments, see Appendix A in the Statement of Additional Information.

      The Cash Reserves Fund also may place a portion of its assets in interest-bearing accounts with domestic banks meeting the criteria set forth in the Statement of Additional Information under which the Cash Reserves Fund is free to withdraw its assets at any time without suffering any interest reduction or other penalty. One year obligations issued not more than 375 days prior to maturity will be considered as meeting the Cash Reserves Fund's investment requirements. The Cash Reserves Fund will limit its portfolio investments to United States dollar-denominated instruments that are eligible for investment by the Cash Reserves Fund under applicable Securities and Exchange Commission rules.

Tax-Free Money Fund
-------------------

      Tax-Free Money Fund has the additional objective of providing income which is exempt from federal income taxes. The Tax-Free Money Fund seeks to achieve its objectives through investment in a diversified portfolio of high-quality, short-term debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of the issuer's bond counsel, is exempt from federal income taxation ("municipal obligations").

      Such municipal obligations fall into two principal classifications: (1) "general obligation" bonds, which are secured by the issuer's full faith and credit and taxing power for the payment of principal and interest; and (2) "revenue bonds," which are payable only from revenues produced by a particular facility or class of facilities or, in some cases, from a special excise tax or specific revenue source.

      At least 80% of the Tax-Free Money Fund's total assets (measured at the time any investment is purchased) will, under normal circumstances, be invested in municipal obligations, the income from which is exempt from federal income taxes. See "Taxes and Dividends." These obligations consist of: (1) municipal bonds, comprising what are generally known as high-grade bonds, which are rated at the time of purchase by at least two NRSROs, generally S&P and Moody's, in the two highest grades (AAA or AA by S&P and Aaa or Aa by Moody's), or where the bonds are rated only by S&P or Moody's, such bonds are rated AAA or AA or Aaa or Aa, or where the Tax-Free Money Fund's investment adviser has determined that it is appropriate to purchase such bonds based on a credit-worthiness finding; (2) municipal notes which are rated SP-1 by S&P and MIG-1 by Moody's at time of purchase; (3) municipal commercial paper which is rated by at least two NRSROs, generally S&P and Moody's in the highest grade (A-1 by S&P or P-1 by Moody's), or where the obligation is rated only by S&P or Moody's, such obligation is rated A-1 or P-1; and (4) other municipal obligations that are not rated by an NRSRO, but which are of comparable quality to obligations rated in the highest grade as determined by the Tax- Free Money Fund's investment adviser. For a description of these ratings, see Appendix A in the Statement of Additional Information. The Tax-Free Money Fund may invest in any combination of municipal bonds, notes and commercial paper and may invest more than 25% of its total assets in industrial development obligations.

      The payment of principal and interest by issuers of certain municipal obligations purchased by the Tax-Free Money Fund may be guaranteed by letters of credit, insurance or other credit instruments offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal obligation meets the Tax-Free Money Fund's investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

     Up to 20% of the Tax-Free Money Fund's total assets may be invested in private activity bonds and in taxable securities. The circumstances under which the Tax-Free Money Fund will invest in taxable securities include but are not limited to: (a) pending investment of proceeds of sales of shares or of portfolio securities; (b) pending settlement of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. The kinds of taxable securities in which the Tax-Free Money Fund may invest are limited to the following: (i) obligations of the U. S. government or its agencies, instrumentalities or authorities; (ii) prime commercial paper obligations which are rated by at least two NRSROs, generally S&P and Moody's, in the highest short-term rating category (A-1 by S&P and Prime-1 by Moody's), or where the obligation is rated only by S&P or Moody's, such obligation is rated A-1 or Prime-1; (iii) certificates of deposit and bankers' acceptances of domestic banks (including their foreign branches), as described in the Statement of Additional Information; and (iv) repurchase agreements with respect to any portfolio securities. The Tax-Free Money Fund may, for defensive purposes, temporarily invest up to 100% of its total assets in such taxable securities when, in the opinion of the investment adviser, to do so is advisable in light of prevailing market and economic conditions or for purposes of preserving liquidity and capital. In addition, the Tax-Free Money Fund may in the future temporarily invest in other taxable securities determined appropriate for investment by the board of directors, without obtaining the approval of shareholders. Shareholders will be notified, however, in the event the board takes such action.

      In computing the remaining maturity and average portfolio maturity for variable rate obligations, the longer of the date upon which the Tax-Free Money Fund may obtain prepayment of principal or the date upon which the interest rate of the obligation is next required to be adjusted may in certain circumstances be considered as the maturity date. One year obligations issued not more than 375 days prior to maturity will be considered as meeting these investment requirements.

      The Tax-Free Money Fund may purchase securities together with the right to resell them to the seller at an agreed-upon price or yield within a specific period prior to the maturity date of such securities. Such a right to resell is commonly known as a "stand-by commitment" or a "put." Municipal obligations may at times be purchased or sold on a delayed delivery, or a when-issued basis (i.e., securities may be purchased or sold by the Tax-Free Money Fund with settlement taking place in the future, after a month or more). The payment obligation and the interest rate that will be received on the securities are fixed at the time the Tax-Free Money Fund enters into the commitment.

      Repurchase Agreements. A Fund may invest money, for as short a time as overnight, using repurchase agreements ("repos"). With a repo, the Fund buys a debt instrument, agreeing simultaneously to sell it back to the prior owner at an agreed-upon price. The Fund could incur costs or delays in seeking to sell the instrument if the prior owner defaults on its repurchase obligation. To reduce that risk, the securities which are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest). These agreements are entered into only with member banks of the Federal Reserve System, registered broker-dealers, and registered U.S. government securities dealers that are deemed creditworthy under standards set by the Company's board of directors. A repo may generate taxable income.

     Investment Restrictions. Certain restrictions, which are set forth in the Statement of Additional Information, may not be altered without the approval of a Fund's shareholders. Each Fund limits to 5% of its total assets the amount which may be invested in a single issuer, and to 25% the portion that may be invested in any one industry (other than U.S. government securities). The Funds' ability to borrow money is limited to borrowings from banks for temporary or emergency purposes in amounts not exceeding 10% for the Cash Reserves and Tax-Free Money Funds and 5% for the U. S. Government Money Fund of each Fund's total assets. Except where indicated to the contrary, the investment objectives and policies described in this Prospectus are fundamental and may not be changed without a vote of that Fund's shareholders.

      For a further discussion of risks associated with an investment in a Fund, see "Investment Policies and Restrictions" and "Investment Practices" in the Statement of Additional Information.

THE FUNDS AND THEIR MANAGEMENT
------------------------------

      The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as a diversified, open-end, management investment company. Cash Reserves Fund was incorporated on October 14, 1975, and Tax-Free Money Fund was incorporated on March 4, 1983 under the laws of Colorado. U.S. Government Money Fund commenced operations as a series of Financial Series Trust, a Massachusetts business trust, on April 6, 1991. On July 1, 1993, these three Funds were reorganized as a series of the Company, a Maryland corporation incorporated on April 2, 1993.

      The Company's board of directors has responsibility for overall supervision of the Funds, and reviews the services provided by the adviser and sub-adviser. Under an agreement with the Company, IFG, 7800 E. Union Avenue, Denver, Colorado 80237, serves as the Funds' investment adviser; it is primarily responsible for providing the Funds with various administrative services. IFG's wholly-owned subsidiary, INVESCO Trust, is the Funds' sub-adviser and is primarily responsible for managing each Fund's investments. Together, IFG and INVESCO Trust constitute "Fund Management."

     IFG and INVESCO Trust are indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997, and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group Inc., that created one of the largest independent investment management businesses in the world. IFG and INVESCO Trust will continue to operate under their existing names. AMVESCAP PLC has approximately $165 billion in assets under management. IFG was established in 1932 and, as of May 31, 1997, managed 14 mutual funds, consisting of 45 separate portfolios, with combined assets of approximately $14.8 billion on behalf of over 859,000 shareholders. INVESCO Trust (founded in 1969) served as advisor or sub-adviser to 58 investment portfolios as of May 31, 1997, including 31 portfolios in the INVESCO group. These 58 portfolios had aggregate assets of approximately $13.5 billion as of May 31, 1997. In addition, INVESCO Trust provides investment management services to private clients, including employee benefit plans that may be invested in a collective trust sponsored by INVESCO Trust.

     Since 1993, Richard R. Hinderlie has had responsibility for the day-to-day management of the U.S. Government Money Fund and Cash Reserves Fund. He is also the co-manager of the INVESCO Short-Term Bond Fund. Now a Vice President (since
1996) and portfolio manager (1993 to present) of INVESCO Trust, he previously served as a securities analyst with Bank Western (1987 to 1992). He earned a BA from Pacific Lutheran University and an MBA from Arizona State University.

      Since 1992, Ingeborg S. Cosby has had responsibility for the day-to-day management of the Tax-Free Money Fund. From 1987 to 1992 she was the assistant portfolio manager of the Fund. Now a Vice President (since 1997) of INVESCO Trust, from 1985 to 1987, she assisted portfolio managers at INVESCO Trust. Previously (1982 to 1985), she was assistant to portfolio managers at First Affiliated Securities, Inc.

      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires Fund Management's personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Funds or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

      Each Fund pays IFG a monthly management fee which is based upon a percentage of the Fund's average net assets determined daily; in turn, IFG pays INVESCO Trust a sub-advisory fee out of its management fee. The management fee is computed at the annual rate of 0.50% on the first $300 million of a Fund's average net assets; 0.40% on the next $200 million of a Fund's average net assets; and 0.30% on a Fund's average net assets over $500 million. For the fiscal year ended May 31, 1997, the Funds paid fees equal to the following percentages of their average net assets: U.S. Government Money, 0.50%; Cash Reserves Fund, 0.41%; and Tax-Free Money Fund, 0.50%.

     Out of these advisory fees, IFG paid to INVESCO Trust as a sub-advisory fee an amount equal to the following percentages of each Fund's average net assets:
U.S. Government Money, 0.15%; Cash Reserves Fund, 0.15%; and Tax-Free Money Fund, 0.15%. No fee is paid by the Funds to INVESCO Trust.

     Under a Transfer Agency Agreement, IFG acts as registrar, transfer agent, and dividend disbursing agent for the Funds. Each Fund pays an annual fee of $27.00 per shareholder account or, where applicable, per participant in an omnibus account per year. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of IFG, may provide equivalent services to the Funds. In these cases, IFG may pay, out of the fees it receives from the Funds, an annual sub-transfer agency or recordkeeping fee to the third party.

      In addition, under an Administrative Services Agreement, IFG handles additional administrative, record-keeping, and internal sub-accounting services for the Funds. For such services, IFG was paid, for the fiscal year ended May 31, 1997, a fee equal to the following percentages of each Fund's average net assets: U.S. Government Money Fund, 0.03%; Cash Reserves Fund, 0.02%; and Tax-Free Money Fund, 0.03%.

      Each Fund's expenses, which are accrued daily, are deducted from total income before dividends are paid. Total expenses of the Funds for the fiscal year ended May 31, 1997, including investment management fees (but excluding brokerage commissions, which are a cost of acquiring securities), amounted to the following percentages of each Fund's average net assets: U.S. Government Money, 0.86%; Cash Reserves Fund, 0.86%; and Tax-Free Money Fund, 0.76%. Certain Fund expenses are absorbed voluntarily by IFG pursuant to a commitment to the Funds in order to ensure that a Fund's total operating expenses do not exceed the following percentages of each Fund's average net assets: U.S. Government Money, 0.85%; Cash Reserves Fund, 0.85%; and Tax-Free Money Fund, 0.75%. These commitments may be changed following consultation with the Company's board of directors. In the absence of this voluntary expense limitation, each Fund's total operating expenses would have equaled the following percentages of each Fund's average net assets: U.S. Government Money Fund, 1.06%; Cash Reserves Fund, 0.92%; and Tax-Free Money Fund, 1.02%.

      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of their financial responsibility coupled with their ability to effect transactions at the best available prices. As discussed under "How to Buy Shares -- Distribution Expenses," the Funds may market their shares through intermediary brokers or dealers that have entered into Dealer Agreements with IFG, as the Funds' Distributor. The Funds may place orders for portfolio transactions with qualified broker/dealers which recommend the Funds, or sell shares of the Funds, to clients, or act as agent in the purchase of shares of the Funds for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms. For further information, see "Investment Practices -- Placement of Portfolio Brokerage" in the Statement of Additional Information.

FUND PRICE AND PERFORMANCE
--------------------------

     Determining Price. The price per share is also known as the Net Asset Value ("NAV"). Each Fund uses its best efforts to maintain its NAV at $1.00. It is expected (but cannot be guaranteed) that the value of your investment in a Fund will not vary. NAV is calculated by adding together the current market value of all of the Fund's assets, including accrued interest and dividends; then subtracting liabilities, including accrued expenses; and finally dividing that dollar amount by the total number of shares outstanding.

      Your return on an investment in a Fund will depend upon the interest earned by such Fund on its holdings, after deduction of Fund expenses. Net income is declared daily and paid monthly to the shareholders of each Fund.

      Performance Data. To keep shareholders and potential investors informed, we will occasionally advertise a Fund's "current yield," "effective yield" and "total return" performance. In addition, the U.S. Government Money and Cash Reserves Funds may advertise a "tax equivalent yield." The yield of a Fund refers to the income generated by an investment in the Fund over a 7-day period, and is computed by dividing the net investment income per share earned during the period by the net asset value per share at the end of the period, then adjusting the result to provide for semi-annual compounding. The effective yield is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. This reinvestment may cause the effective yield to be higher than the current yield. The "tax equivalent yield" of a Fund refers to the yield that a taxable money market fund would have to generate in order to produce an after-tax yield equivalent to that of the Fund. The use of a tax equivalent yield allows investors to compare the yield of the Fund, which is excluded from gross income (except to the extent that the alternative minimum tax is applicable) for federal income tax purposes, with yields of funds which are not tax-exempt.

      When we quote mutual fund rankings published by Lipper Analytical Services, Inc., we may compare the fund to others in the following categories:
U.S. Government Money Fund -- U.S. Government Money Market Funds; Cash Reserves Fund, Money Market Funds; and Tax-Free Money Fund -- Tax-Exempt Money Market Funds. These rankings allow you to compare the Fund to its peers. Other independent financial media also produce performance- or service- related comparisons, which you may see in the Funds' promotional materials. For more information see "Fund Performance" in the Statement of Additional Information.

      Performance figures are based on historical investment results and are not intended to suggest future returns.

HOW TO BUY SHARES
-----------------

      The following chart shows several convenient ways to invest in the Funds. There is no charge to invest, exchange, or redeem shares when you make transactions directly through IFG. However, if you invest in a Fund through a securities broker, you may be charged a commission or transaction fee. For all new accounts, please send a completed application form. Please specify which Fund you wish to purchase.

      Fund Management reserves the right to increase, reduce or waive the minimum investment requirements in its sole discretion, where it determines this action is in the best interests of a Fund. Further, Fund Management reserves the right in its sole discretion to reject any order for the purchase of Fund shares (including purchases by exchange) when, in its judgment, such rejection is in a Fund's best interests. Shares of the Funds are not available for telephone purchase.

                              HOW TO BUY SHARES
================================================================================
Method                      Investment Minimum         Please Remember
--------------------------------------------------------------------------------
By Check                    $1,000 for regular         If your check does
Mail to:                    account;                   not clear, you will
INVESCO Funds               $250 for an Indivi-        be responsible for
Group, Inc.                 dual Retirement            any related loss
P.O. Box 173706             Account;                   the Fund or IFG
Denver, CO 80217-           $50 minimum for            incurs. If you are
3706.                       each subsequent            already a
Or you may send             investment.                shareholder in the
your check by                                          INVESCO funds, the
overnight courier                                      Fund may seek
to: 7800 E. Union                                      reimbursement from
Ave.,                                                  your existing
Denver, CO 80237.                                      account(s) for any
                                                       loss incurred.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
By Wire                     $1,000.                    Payment must be
Call 1-800-525-8085                                    received within 3
for instructions on                                    business days, or
how to transmit                                        the transaction may
your payment by                                        be canceled.
bank wire.
--------------------------------------------------------------------------------
With EasiVest or            $50 per month for          Like all regular
Direct Payroll              EasiVest; $50 per          investment plans,
Purchase                    pay period for             neither EasiVest
You may enroll on           Direct Payroll             nor Direct Payroll
the fund                    Purchase. You may          Purchase ensures a
application, or             start or stop your         profit or protects
call us for the             regular investment         against loss in a
correct form and            plan at any time,          falling market.
more details about          with two weeks'            Because you'll
these automatic             notice to IFG.             invest continually,
monthly investment                                     regardless of
plans.                                                 varying price
                                                       levels, consider
                                                       your financial
                                                       ability to keep buying
                                                       through low price levels.
                                                       And remember that you
                                                       will lose money if you
                                                       redeem your shares when
                                                       the market value of all
                                                       your shares is less than
                                                       their cost.
--------------------------------------------------------------------------------
By PAL                      $1,000.                    Be sure to write
Your "Personal                                         down the
Account Line" is                                       confirmation number
available for                                          provided by PAL(R).
exchanges 24-hours                                     Payment must be
a day. Simply call                                     received within 3
1-800-424-8085.                                        business days, or
                                                       the transaction may be
                                                       cancelled. If a telephone
                                                       purchase is cancelled due
                                                       to non-payment, you will
                                                       be responsible for any
                                                       related loss the
                                                       Portfolio or IFG incurs.
                                                       If you are already a
                                                       shareholder in the
                                                       INVESCO funds, the
                                                       Portfolio may seek
                                                       reimbursement from your
                                                       existing account(s) for
                                                       any loss incurred. See
                                                       "Exchange Privilege"
                                                       below.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
By Exchange                 $1,000 to open a           See "Exchange
Between this and            new account; $50           Privilege" below.
another of the              for written
INVESCO funds. Call         requests to
1-800-525-8085 for          purchase additional
prospectuses of             shares for an
other INVESCO               existing account.
funds. You may also         (The exchange
establish an                minimum is $250 for
Automatic Monthly           purchases requested
Exchange service            by telephone.)
between two INVESCO
funds; call IFG for
further details and
the correct form.
================================================================================

      Your order to purchase Fund shares will not begin earning dividends until your payment can be converted into available federal funds under regular banking procedures or, if you are acquiring shares in an exchange from another INVESCO fund, the Fund receives the proceeds of the exchange. Checks normally are converted into federal funds (moneys held on deposit within the Federal Reserve System) within two or three business days after we receive them, although this period may be longer for checks drawn on banks that are not members of the Federal Reserve System.

      Exchange Privilege. You may exchange your shares in one of the Funds for those in another INVESCO fund, on the basis of their respective net asset values at the time of the exchange. Before making any exchange, be sure to review the prospectuses of the funds involved and consider their differences.

      Please note these policies regarding exchanges of fund shares:

      1)    The fund accounts must be identically registered.

      2) You may make four exchanges out of each fund during each calendar year.

      3) An exchange is the redemption of shares from one fund followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, your account is tax-deferred).

      4) Each Fund reserves the right to reject any exchange request, or to modify or terminate exchange privileges, in the best interests of the Fund and its shareholders. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of the change in privilege, except for unusual instances (such as when redemptions of the exchanged shares are suspended under Section 22(e) of the Investment Company Act of

            1940, or when sales of the fund into which you are exchanging are temporarily stopped).

FUND SERVICES
-------------

      Shareholder Accounts. IFG will maintain a share account that reflects your current holdings. Share certificates will be issued only upon specific request. You will have greater flexibility to conduct transactions if you do not request certificates.

      Transaction Confirmations. You will receive detailed confirmations of individual purchases, exchanges, and redemptions. If you choose certain recurring transaction plans (for instance, EasiVest), your transactions will be confirmed on your quarterly Investment Summary.

      Investment Summaries. Each calendar quarter, shareholders receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of their INVESCO funds.

      Reinvestment of Distributions. Dividends are automatically invested in additional fund shares at the NAV on the ex-dividend date, unless you choose to have dividends automatically reinvested in another INVESCO fund or paid by check (minimum of $10.00).

      Checkwriting. Shareholders with $1,000 or more in their account may redeem shares of that Fund by check. Personalized checks will be provided at no charge, and may be made payable to any party in any amount of $500 or more. Shares in the Fund will be redeemed to cover payment of the check. INVESCO reserves the right to institute a charge for this service upon notice to all shareholders. Further information about this option may be obtained from INVESCO.

      Telephone Transactions. All shareholders may exchange and redeem Fund shares by telephone, unless they expressly decline these privileges. By signing the new account Application, a Telephone Transaction Authorization Form, or otherwise using these privileges, the investor has agreed that, if a Fund has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, it will not be liable for following telephoned instructions that it believes to be genuine. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions.

      Retirement Plans and IRAs. Shares of these Funds may be purchased for Individual Retirement Accounts (IRAs) and many types of tax-deferred retirement plans. IFG can supply you with information and forms to establish or transfer your existing plan or account.

HOW TO SELL SHARES
------------------

      The following chart shows several convenient ways to redeem your Fund shares. Shares of the Fund may be redeemed at any time at their current NAV next determined after a request in proper form is received at the Fund's office. The NAV at the time of the redemption is expected, but cannot be guaranteed, to remain at $1.00.

      Please specify from which Fund you wish to redeem shares. Shareholders have a separate account for each Fund in which they invest.

                              HOW TO SELL SHARES
================================================================================
Method                      Minimum Redemption         Please Remember
================================================================================
By Telephone                $250 (or, if less,         These telephone
Call us toll-free           full liquidation of        redemption
at 1-800-525-8085.          the account) for a         privileges may be
                            redemption check;          modified or
                            $1,000 for a wire          terminated in the
                            to bank of record.         future at the
                            The maximum amount         discretion of IFG.
                            which may be
                            redeemed by
                            telephone is
                            generally $25,000.
--------------------------------------------------------------------------------
In Writing                  Any amount. The            If the shares to be
Mail your request           redemption request         redeemed are
to INVESCO Funds            must be signed by          represented by
Group, Inc., P.O.           all registered             stock certificates,
Box 173706                  owners of the              the certificates
Denver, CO 80217-           account. Payment           must be sent to
3706. You may also          will be mailed to          IFG.
send your request           your address of
by overnight                record, or to a
courier to 7800 E.          pre-designated
Union Ave., Denver,         bank.
CO 80237.
--------------------------------------------------------------------------------
By Check                    $500 minimum per           Personalized checks
                            check.                     are available from
                                                       IFG without charge upon
                                                       request. Checks may be
                                                       made payable to any
                                                       party.
--------------------------------------------------------------------------------
By Exchange                 $1,000 to open a           See "Exchange
Between this and            new account; $50           Privilege" above.
another of the              for written
INVESCO funds. Call         requests to
1-800-525-8085 for          purchase additional
prospectuses of             shares for an
other INVESCO               existing account.
funds. You may also         (The exchange
establish an                minimum is $250 for
automatic monthly           exchanges requested
exchange service            by telephone.)
between two INVESCO
funds; call IFG for
further details and
the correct form.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Periodic Withdrawal         $100 per payment,          You must have at
Plan                        on a monthly or            least $10,000 total
You may call us to          quarterly basis.           invested with the
request the                 The redemption             INVESCO funds, with
appropriate form            check may be made          at least $5,000 of
and more                    payable to any             that total invested
information at 1-           party you                  in the fund from
800-525-8085.               designate.                 which withdrawals
                                                       will be made.
--------------------------------------------------------------------------------
Payment To Third            Any amount.                All registered
Party                                                  owners of the
Mail your request                                      account must sign
to INVESCO Funds                                       the request, with a
Group, Inc., P.O.                                      signature guarantee
Box 173706                                             from an eligible
Denver, CO 80217-                                      guarantor financial
3706.                                                  institution, such
                                                       as a commercial
                                                       bank or recognized
                                                       national or
                                                       regional securities
                                                       firm.
================================================================================

      While the Funds will attempt to process telephone redemptions promptly, there may be times -- particularly in periods of severe economic or market disruption -- when you may experience delays in redeeming shares by phone.

      Payments of redemption proceeds will be mailed within seven days following receipt of the redemption request in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the New York Stock Exchange or during an emergency as defined by the Securities and Exchange Commission. If your shares were purchased by a check which has not yet cleared, payment will be made promptly upon clearance of the purchase check (which will take up to 15 days).

      If you participate in EasiVest, the Funds' automatic monthly investment program, and redeem all of the shares in your account, we will terminate any further EasiVest purchases unless you instruct us otherwise.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Funds reserve the right to involuntarily redeem all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

TAXES AND DIVIDENDS
-------------------

      Taxes. Each Fund intends to distribute to shareholders substantially all of its net investment income and net capital gains, if any, in order to continue to qualify for tax treatment as a regulated investment company. Thus, the Funds do not expect to pay any federal income or excise taxes.

      Unless shareholders are exempt from income taxes, they must include all dividends as taxable income for federal, state, and local income tax purposes. Dividends are taxable whether they are received in cash or automatically distributed in shares of a Fund or another fund in the INVESCO group.

      Because the Funds do not invest in long-term securities, any capital gains or losses realized by a Fund will be short-term gains or losses.

      In addition, the Tax-Free Money Fund intends to continue to qualify during each fiscal year to pay "exempt-interest dividends" to shareholders. These dividends are derived from net income earned by the Fund on municipal obligations and are excludable from gross income of the shareholders for federal income tax purposes. Any distributions to shareholders from net interest income earned by the Fund from taxable temporary investments, or from net capital gains, would be subject to federal income taxation.

      Under the Tax Reform Act of 1986, interest on certain "private activity bonds" issued after August 7, 1986, is an item of tax preference for purposes of the alternative minimum tax in taxable years beginning after December 31, 1986. The Tax-Free Money Fund intends to limit its investments in such "private activity bonds" to not more than 20% of the Fund's total assets. The portion of exempt-interest dividends paid by the Fund which is attributable to such "private activity bonds" would be an item of tax preference to shareholders. Additionally, certain corporations also may have to include exempt-interest dividends in calculating alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      Shareholders may be subject to backup withholding of 31% on dividends, capital gain distributions and redemption proceeds. Unless you are subject to backup withholding for other reasons, you can avoid backup withholding on your Fund account by ensuring that we have a correct, certified tax identification number.

     Dividends. Each Fund earns ordinary or net investment income in the form of dividends and interest on its investments. Each Fund's policy is to distribute substantially all of this income, less Fund expenses, to shareholders. Dividends from net investment income are declared daily and paid monthly. Dividends and capital gains, if any, are automatically reinvested in additional shares of a Fund at the net asset value on the ex-dividend date, unless otherwise requested.

     Tax-Free Money Fund anticipates that substantially all of the dividends paid by it will be exempt from federal income taxes. During the fiscal year ended May 31, 1997, 99.99% of the dividends declared by this Fund were exempt from federal income taxes. There is no assurance that this will be the case in future years. Income may be subject to state and local taxes, or to the federal Alternative Minimum Tax.

      At the end of each year, information regarding the tax status of their dividends is provided to shareholders of each Fund. We encourage you to consult a tax adviser with respect to these matters. For further information see "Taxes And Dividends" in the Statement of Additional Information.

ADDITIONAL INFORMATION
----------------------

      Voting Rights. All shares of the Funds of the Company have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The Funds will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940.

                              INVESCO MONEY MARKET FUNDS, INC.

                              U.S. Government Money Fund
                              Cash Reserves Fund
                              Tax-Free Money Fund

                              PROSPECTUS
                              October 1, 1997

To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information or responses to other questions, call toll-free:

      1-800-525-8085

To reach PAL, your 24-hour Personal Account Line call:

      1-800-424-8085

You can find us on the World Wide Web:

      http://www.invesco.com.

Or write to:

      INVESCO Funds Group, Inc., Distributor
      7800 E. Union Avenue
      Post Office Box 173706
      Denver, Colorado  80217-3706


If you're in Denver, please visit one of our convenient Investor Centers:

      Cherry Creek
      155-B Fillmore Street;
      Denver Tech Center
      7800 East Union Avenue
      Lobby Level

In addition, all documents filed by the Company with the Securities and Exchange Commission can be located on a Web site maintained by the Commission at http://www.sec.gov.


IFG-PSMM

STATEMENT OF ADDITIONAL INFORMATION
October 1, ^ 1997


                       INVESCO MONEY MARKET FUNDS, INC.

Address:                                  Mailing Address:

7800 E. Union Avenue                      Post Office Box 173706
Denver, Colorado  80237                   Denver, Colorado 80217-3706

                                  Telephone:
                      In continental U.S., 1-800-525-8085
--------------------------------------------------------------------------------


      INVESCO Money Market Funds, Inc. (the "Company") is an open-end management investment company organized in series form in which all three of its Funds, ^ INVESCO U.S. Government Money Fund ("U.S. Government Money Fund"), INVESCO Cash Reserves Fund (Cash Reserves Fund"), and INVESCO Tax-Free Money Fund ("Tax-Free Money Fund") (collectively, the "Funds" and individually, a "Fund"), are money market funds which seek to provide shareholders with as high a level of current income as is consistent with liquidity and safety of capital. Tax-Free Money Fund has the additional objective of seeking income exempt from federal income tax. It is expected, but cannot be assured, that the value of all of the Funds' shares will be maintained at a constant $1.00 per share. Investors may purchase shares of any or all three Funds.

      The ^ U.S. Government Money Fund will pursue its investment objective by investing only in debt obligations issued or guaranteed by the U.S. government or its agencies.

      ^ The Cash Reserves Fund will pursue its investment objective by investing in a diversified portfolio of high-quality, short-term debt obligations.

      ^ The Tax-Free Money Fund will pursue its investment objective by investing in a diversified portfolio of high-quality, short-term debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income taxation. Such obligations may include municipal bonds, notes and commercial paper.

      ^ A Prospectus for the Funds dated October 1, ^ 1997, which ^ provides the basic information you should know before investing in the Funds, may be obtained without charge from INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a Prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Investment Adviser and Distributor:  INVESCO FUNDS GROUP, INC.


                              TABLE OF CONTENTS
                              -----------------

                                                                          Page

INVESTMENT POLICIES AND RESTRICTIONS........................................35

THE FUNDS AND THEIR MANAGEMENT..............................................48

HOW SHARES CAN BE PURCHASED.................................................61

HOW SHARES ARE VALUED.......................................................61


^ FUND PERFORMANCE..........................................................63


SERVICES PROVIDED BY THE FUNDS..............................................65

TAX-DEFERRED RETIREMENT PLANS...............................................66

HOW TO REDEEM SHARES........................................................67

DIVIDENDS AND TAXES.........................................................67

INVESTMENT PRACTICES........................................................68

ADDITIONAL INFORMATION......................................................70

APPENDIX A..................................................................73

INVESTMENT POLICIES AND RESTRICTIONS
------------------------------------


      As discussed in ^ the Prospectus in the section entitled "Investment Objective and ^ Strategy," the Funds may invest in a variety of short-term money market securities in seeking to achieve their respective investment objectives. Such securities include the following:

      U.S. Government Obligations. The ^ Cash Reserve Fund and ^ U.S. Government Money Fund may invest in U.S. ^ government obligations without limit. The ^ Tax-Free Money Fund may invest up to 20% of its total assets in U.S. ^ government obligations. These securities consist of treasury bills, treasury notes, and treasury bonds, which differ only in their interest rates, maturities, and dates of issuance, and securities issued or guaranteed by agencies or instrumentalities of the U.S. ^ government. Treasury bills have a face maturity of one year or less. Treasury notes generally have face maturities of one to ten years, and treasury bonds generally have face maturities of more than ten years.

      Some obligations of United States ^ government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association (GNMA) participation certificates, are supported by the full faith and credit of the United States Treasury. GNMA ^ certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the United States ^ government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate. Upon receipt, principal payments will be used by the Funds to purchase additional GNMA certificates or other U.S.
government securities.

      Other ^ U.S. government obligations, such as securities of the Federal Home Loan Banks, are supported by the ^ Treasury's discretionary authority to lend to the issuer. Still others, such as bonds issued by Fannie Mae (formerly, the Federal National Mortgage Association), a federally chartered private corporation, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The Funds will invest in securities of such instrumentalities only when their investment adviser and sub-adviser
(collectively, "Fund Management") are satisfied that the credit risk with respect to any such instrumentality is minimal.


      Obligations of Domestic Banks. The ^ Cash Reserves Fund and ^ Tax-Free Money Fund may invest in these obligations, which consist of certificates of deposit ^("CDs") and bankers' acceptances, rated in one of the two highest short-term rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") or one NRSRO if such obligations are rated by only one NRSRO, issued by domestic banks (including their foreign branches) which have total assets in excess of $4 billion and meet other criteria established by the board of directors. ^ CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar ^ CDs are certificates issued by a foreign branch (usually London) of a U.S. ^ domestic bank, and, as such, the credit is deemed to be that of the domestic bank.


      Bankers' acceptances are short-term credit instruments evidencing the promise by a bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). These instruments are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount.


      Commercial Paper. ^ Cash Reserves Fund may invest in these obligations, which are short-term promissory notes issued by domestic corporations to meet current working capital requirements. Such paper may be unsecured or backed by a letter of credit. Commercial paper issued with a letter of credit is, in effect, "two party paper," with the issuer directly responsible for payment, plus a bank's guarantee that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.

      The ^ Cash Reserves Fund may not purchase securities that are not readily marketable. However, the ^ Fund's investments in commercial paper may include commercial paper issued pursuant to the exemption from registration contained in
Section 4(2) of the Securities Act of 1993 ("Section 4(2) Paper") if a liquid trading market exists. The liquidity of the ^ Fund's investments in Section 4(2) Paper could be impaired if dealers or institutional investors become uninterested in purchasing these securities. The ^ Company's board of directors has delegated to ^ Fund Management the authority to determine the liquidity of
Section 4(2) Paper pursuant to guidelines approved by the board. In the event that an issue of Section 4(2) Paper subsequently is determined to be illiquid, the security will be sold as soon as that can be done in an orderly fashion consistent with the best interests of the ^ Fund's shareholders.

      The corporate obligations which may be part of the ^ Cash Reserves Fund's investments consist of bonds, debentures, and notes issued by corporations in order to finance longer term credit needs.

      Repurchase Agreements. ^ As discussed in the Funds' Prospectus, the Funds may enter into repurchase agreements with ^ respect to debt instruments eligible for investment by each Fund with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers, which are deemed creditworthy^ under standards established by the Company's board of directors. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, ^ and are held as collateral by the Fund's custodian bank until the repurchase agreement is completed. Repos may generate taxable income.

      Investment Ratings. If a security originally rated in the highest rating category by an NRSRO has been downgraded to the second highest rating category, the Funds' investment adviser must assess promptly whether the security presents minimal credit risk and must take such action with respect to the security as it determines to be in the best interest of the affected Fund. If a Fund security is downgraded below the second highest rating of an NRSRO, is in default, or no longer presents a minimal credit risk, the security must be disposed of either within five business days of the investment adviser becoming aware of the new rating, the default, or the credit risk, or as soon as practicable consistent with achieving an orderly disposition of the security, whichever is the first to occur, unless the executive committee of the ^ Company's board of directors determines within the aforesaid five business days that holding the security is in the best interest of ^ the Funds. The ratings of any NRSRO represent its opinions as to the quality of the issuers and securities which it undertakes to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality.


Municipal Obligations
---------------------


      As discussed in the section entitled "Investment Objective and ^ Strategy" of its Prospectus, the ^ Tax-Free Money Fund may invest in a variety of short-term, tax-exempt securities in seeking to achieve its investment objective. Such securities include the following:


      Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to ^ lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide to privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal. Such obligations are considered to be municipal bonds if the interest paid thereon qualifies as exempt from federal income taxation. Other kinds of industrial development bonds, the proceeds from which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may also be considered municipal bonds. Although the current federal tax laws impose substantial limitations on the size of such issues, ^ the Tax-Free Money Fund will only invest in those industrial development bonds, the interest from which, in the opinion of counsel to the issuer, is exempt from federal income taxation.

      There are two principal classifications of ^ municipal bonds: "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues generated by a particular facility or class of facility, or in some cases from the proceeds of a special excise tax or specific revenue source. Industrial development obligations are a particular kind of municipal bond which are issued by or on behalf of public authorities to obtain funds for many kinds of local, privately operated facilities. Such obligations are, in most cases, revenue bonds that generally are secured by a lease with a particular private corporation. The INVESCO Tax-Free Money Fund's portfolio may consist of any combination of general obligation and revenue bonds.

      From time to time, proposals to restrict or eliminate the federal income tax exemption for interest on municipal bonds have been introduced before Congress. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by ^ the Tax-Free Money Fund might be adversely affected. In such event, ^ the Tax-Free Money Fund would reevaluate its investment objective and policies and submit possible changes in the structure of ^ the Tax-Free Money Fund for the consideration of shareholders.

      For a description of the minimum bond ratings by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") required for a municipal bond to be eligible for inclusion in the Fund's portfolio, see "Appendix A" to this Statement of Additional Information.


     Municipal Notes. Municipal notes, eligible for purchase by INVESCO Tax-Free Money Fund, are short-term debt obligations issued by municipalities which normally have a maturity at the time of issuance of from six months to three years. The principal classifications of such notes are tax anticipation notes, bond anticipation notes, revenue anticipation notes, and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are normally obligations of the issuing municipality or agency.


      Municipal Commercial Paper. ^ Tax-Free Money Fund also may invest in municipal commercial paper, which refers to short-term debt obligations issued by municipalities which may be issued at a discount (sometimes referred to as Short-Term Discount Notes). Such obligations normally are issued to meet seasonal working capital needs of a municipality or interim construction financing and are paid from a municipality's general revenues or refinanced with long-term debt. Although the availability of municipal commercial paper has been limited, from time to time the amounts of such debt obligations offered have increased, and the Fund's investment adviser believes that this increase may continue.

      As discussed in ^ the Prospectus, to be eligible for purchase by the INVESCO Tax-Free Money Fund, municipal obligations must satisfy certain investment quality requirements. After the Fund has purchased an issue of municipal obligations, such issue might cease to be rated, or its rating might be reduced below the minimum required for purchase by the Fund. If a security originally rated in the highest rating category by a nationally recognized statistical rating organization ("NRSRO") has been downgraded to the second highest rating category, the Fund's investment adviser must assess promptly whether the security presents minimal credit risk and must take such action with respect to the security as it determines to be in the best interest of the Fund. If a Fund security is downgraded below the second highest rating of an NRSRO, is in default, or no longer presents a minimal credit risk, the security must be disposed of either within five business days of the investment adviser becoming aware of the new rating, the default, or the credit risk, or as soon as practicable consistent with achieving an orderly disposition of the security, whichever is the first to occur, unless the executive committee of the Fund's board of directors determines within the aforesaid five business days that holding the security is in the best interest of the Fund. The ratings of any NRSRO represent its opinions as to the quality of the municipal obligations which it undertakes to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, tax-exempt obligations with the same maturity and rating may have different yields, while obligations of the same maturity with different ratings may have the same yield.

      The ^ Tax-Free Money Fund will not purchase a municipal obligation unless the issuer's bond counsel has rendered an opinion that such obligation has been validly issued and that the interest thereon is exempt from federal income taxation. In addition, the Tax-Free Money Fund will not purchase a municipal obligation that, in the opinion of the Fund's investment adviser, is reasonably likely to be held not to be validly issued or to pay interest thereon which is not exempt from federal income taxation.


      Variable Rate Obligations. As discussed in ^ the Prospectus, the Tax-Free Money Fund may invest in variable rate municipal obligations. The interest rate payable on a variable rate municipal obligation is adjusted either at predetermined periodic intervals or whenever there is a change in the market rate of interest upon which the interest rate payable is based. A variable rate obligation may include a demand feature pursuant to which the Fund would have the right to demand prepayment of the principal amount of the obligation prior to its stated maturity. In addition, the issuer of a variable rate obligation may retain the right to prepay the principal amount prior to maturity.


      The principal benefit of a variable rate municipal obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate municipal obligations should enhance the ability of the Fund to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of a municipal obligation prior to maturity, are enhanced. The investment adviser will continually monitor the creditworthiness of issuers of variable rate obligations and their ability to make payments on demand.


      Stand-by Commitments. As discussed in ^ the Prospectus, the Tax-Free Money Fund may acquire stand-by commitments under which the Fund purchases securities together with a right to resell them to the seller at an agreed-upon price or yield within a specific period prior to the maturity date of such securities. The benefit to the Fund of acquiring stand-by commitments would be to facilitate the ability of the Fund to invest its assets fully in securities on which the interest is exempt from federal income taxation while preserving the necessary flexibility and liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the commitment. Stand-by commitments generally will be available without the payment of any direct or indirect consideration. If it is believed to be necessary or advisable, the Fund may pay for stand-by commitments, either separately, in cash, or by paying a higher price for the securities that are acquired subject to the stand-by commitment. As a matter of policy, however, the total amount "paid" in either manner for outstanding commitments held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated after any stand-by commitment is acquired.


      In determining whether to exercise stand-by commitments and in selecting which commitments to exercise in which circumstances, the investment adviser will consider, among other things, the amount of cash available to the Fund, the expiration dates of the available commitments, any future commitments for securities, alternate investment opportunities and the desirabiliyt of retaining the underlying securities in the Fund. The Fund will refrain from exercising stand-by commitments to avoid imposing a loss on a dealer and jeopardizing its business relationship with that dealer. Any stand-by commitments acquired by the Fund will have the following features: (1) the commitments will be in writing and will be physically held by the Fund's custodian; (2) they will be exercisable at any time prior to the underlying security's maturity; (3) rights of the Fund to exercise commitments will be unconditional and unqualified; (4) stand-by commitments will be entered into only with dealers, banks and brokers which present a minimal risk of default as determined by the investment adviser under procedures adopted by the board of directors; (5) although the commitments will not be transferable, the municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though a commitment may be outstanding; and (6) their exercise price in each case will be (i) the Fund's acquisition cost of the municipal obligation that is subject to this commitment (excluding any accrued interest that the Fund paid on acquisition of the security), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the municipal obligation, plus (ii) all interest accrued on the municipal obligation since the last interest payment date during the period such obligation was owned by the Fund. In addition, the acquisition, exercisability and duration of stand-by commitments will not be factors in determining the dollar-weighted average of the Fund or the value of the securities it holds. No value is given to stand-by commitments in determining the Fund's net asset value per share, and any amounts paid for such commitments will be reflected as unrealized depreciation for the period during which the commitment is held.


      The Internal Revenue Service ("IRS") has issued a revenue ruling and several favorable letter rulings to the effect that a regulated investment company will be the owner of municipal obligations acquired subject to a stand-by commitment and that interest on the securities will be tax-exempt to the company. The IRS has announced, however, that it will no longer issue advance rulings in this area. There is no assurance that stand-by commitments will be available to the ^ Tax-Free Money Fund, nor can it be assumed that such commitments will continue to be available under all market conditions.

      When-Issued Purchases. As discussed in ^ the Prospectus, the ^ Tax-Free Money Fund may at times acquire municipal obligations on a when-issued basis. Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value based on the public's perception of the creditworthiness of the issuers and changes in the level of interest rates (generally resulting in depreciation when interest rates rise.) The Fund will maintain a ^ segregated account with its custodian bank consisting of ^ cash, liquid securities or a combination thereof marked to market daily equal in value to the amount of such commitments. The Fund will only make commitments to purchase securities with the intention of actually acquiring the securities; however, the Fund may sell these commitments before the settlement date if to do so is deemed advisable as a matter of investment strategy.


      ^ To the extent the Fund remains substantially invested in debt securities at the same time that it has committed to purchase securities on a when-issued basis, which it would normally expect to do, there is a greater potential for fluctuation in the Fund's net asset value than if it set aside cash to pay for when-issued securities. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income taxation, and of capital losses. When the payment of when-issued securities must be met, the Fund will provide payment from available cash flow, sale of portfolio securities (possibly at a gain or loss) or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may at the time of sale have a value greater or less than the Fund's payment obligation). The INVESCO Tax-Free Money Fund intends to enter into commitments to purchase securities on a when-issued basis only to the extent necessary to assure compliance with its investment objective and policies regarding permitted investments. Such commitments will not ordinarily involve a substantial portion of the Fund's assets.

      Investment Restrictions. As described in the section of the ^ Funds' Prospectus entitled "Investment Objective and ^ Strategy," the Funds operate under certain investment restrictions. These policies are fundamental and may not be changed with respect to a particular Fund without the prior approval of the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of that Fund. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Fund.

U.S. Government Money Fund

      Under these restrictions, the U.S. Government Money Fund may not:

      (1) other than investments by the Fund in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, invest in the securities of issuers conducting their principal business activities in the same industry (investments in obligations issued by a foreign government, including the agencies or instrumentalities of a foreign government, are considered to be investments in a single industry), if immediately after such investment the value of the Fund's investments in such industry would exceed 25% of the value of the Fund's total assets;

      (2) invest in the securities of any one issuer, other than the United States government, if immediately after such investment more than 5% of the value of the Fund's total assets, taken at market value, would be invested in such issuer or more than 10% of such issuer's outstanding voting securities would be owned by the Fund;

      (3) underwrite securities of other issuers, except insofar as it may technically be deemed an "underwriter" under the Securities Act of 1933, as amended, in connection with the disposition of the Fund's portfolio securities;

      (4) invest in companies for the purpose of exercising control or management;

      (5) issue any class of senior securities or borrow money, except borrowings from banks for temporary or emergency purposes not in excess of 5% of the value of the Fund's total assets at the time the borrowing is made;

      (6) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held except to an extent not greater than 5% of the value of the Fund's total assets;

      (7) make short sales of securities or maintain a short position;

      (8) purchase securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities;

      (9) purchase or sell real estate or interests in real estate. The Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

      (10)  purchase or sell commodities or commodity contracts;

      (11) make loans to other persons, except that the Fund may purchase debt obligations consistent with its investment objective and policies;

      (12) purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization; and

      (13) invest in securities for which there are legal or contractual restrictions on resale.

      In applying restriction (1) above, the U.S. Government Money Fund uses an industry classification system based on the O'Neil Database published by William O'Neil & Co., Inc. ^

Cash Reserves Fund


      Under these restrictions, ^ the Cash Reserves Fund may not:


      (1)   issue preference shares or create any funded debt;

      (2)   sell short or buy on margin;

      (3) mortgage, pledge or hypothecate its portfolio securities or borrow money, except from banks for temporary or emergency purposes (but not for investment) and then in an amount not exceeding 10% of the value of the Fund's total net assets. The Fund will not purchase additional securities while any such borrowings exist;

      (4)   invest in the securities of any other investment  company except for
            a  purchase   or   acquisition   in   accordance   with  a  plan  of
            reorganization, merger or consolidation;


      (5) purchase securities, other than obligations issued or guaranteed by the U.S. ^ government, if the purchase would cause the Fund, at the time, to have more than 5% of the value of its total assets invested in securities of any one issuer or to own more than 10% of the outstanding debt obligations of any one issuer. For this purpose, all indebtedness of an issuer shall be deemed a single class of security;


      (6) lend money or securities to any person (except through the purchase of debt securities or entering into repurchase agreements in accordance with the Fund's investment policies);

      (7)   buy  or  sell  commodities,   commodity  contracts  or  real  estate
            (however, the Fund may purchase securities of companies investing in real estate);

      (8) invest in any company for the purpose of exercising control or management;

      (9)   buy other than readily marketable securities;

      (10)  engage in the underwriting of any securities;

      (11) purchase securities of any company in which any officer or director of the Fund or of its investment adviser beneficially owns more than 1/2 of 1% of the outstanding securities, and in which all of the officers and directors of the Fund and its investment adviser, as a group, beneficially own more than 5% of such securities;

      (12) purchase common or preferred stocks or securities convertible into stocks;

      (13) purchase the securities of any issuer having a record, together with predecessors, of less than three years continuous operation;

      (14) buy or sell oil, gas or other mineral interests or exploration programs;


      (15) invest more than 25% of the value of the Fund's assets in one particular industry (obligations of the U.S. ^ government and of domestic banks are excepted); and


      (16) participate on a joint or joint and several basis in any securities trading account, or purchase warrants, or write, purchase or sell puts, calls, straddles or any other option contract or combination thereof.

      With respect to investment restriction (9) above, the board of directors has delegated to Fund Management the authority to determine that a liquid market exists for Section 4(2) Paper, and that such securities are not subject to restriction (9) above. Under guidelines established by the board of directors, Fund Management will consider the following factors, among others, in making this determination: (1) the unregistered nature of Section 4(2) Paper, (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).


      In applying restriction (15), above, the ^ Cash Reserves Fund uses an industry classification system based on the O'Neil Database published by William O'Neil & Co., Inc. In addition, the ^ Cash Reserves Fund considers captive finance companies to be within separate industry categories based on the operating industries to which they are related.

^ Tax-Free Money Fund

      Under these restrictions, the ^ Tax-Free Money Fund may not:


      (1) invest in equity securities or securities convertible into equity securities;


      (2) sell short or buy on margin, or write or purchase put or call options, provided, however, that the Fund may enter into stand-by commitments as described under "Investment ^ Policies ^ and Restrictions";


      (3) mortgage, pledge or hypothecate its portfolio securities or borrow money, except from banks for temporary or emergency purposes (but not for investment) and then in an amount not to exceed 10% of the value of the Fund's total net assets;

            the Fund will not purchase additional securities while any such borrowings exist;

      (4) lend money or securities to any person (except through the purchase of debt securities or entering into repurchase agreements in accordance with the Fund's investment policies);

      (5) engage in the underwriting of any securities of other issuers except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof and the subsequent disposition of such investments may be deemed to be an underwriting;

      (6) issue senior securities as defined in the Investment Company Act (except insofar as the Fund may be deemed to have issued a senior security by reason of entering into a repurchase agreement or borrowing money in accordance with the restrictions described above or purchasing any securities on a when-issued basis);

      (7)   invest in the securities of any other investment  company except for
            a  purchase   or   acquisition   in   accordance   with  a  plan  of
            reorganization, merger or consolidation;


      (8) purchase securities (except obligations issued or guaranteed by the U.S. ^ government, its agencies or instrumentalities) if the purchase would cause the Fund, at the time, to have more than 5% of the value of its total assets invested in securities of any one issuer or to own more than 10% of the outstanding debt obligations of any one issuer. For the purposes of this limitation and that set forth in item (11) below, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and such multi-state agency of which such state is a member as a separate issuer; in addition, all indebtedness of an issuer shall be deemed a single class of security, provided, however, that if the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity;


      (9) buy or sell commodities or commodity contracts, oil, gas, or other mineral interests or exploration programs or real estate or interests therein. However, the Fund may purchase municipal obligations or other permitted securities secured by real estate or which may represent indirect interests therein;

      (10) invest in any issuer for the purpose of exercising control or management;

      (11) purchase or retain securities of any issuer in which any officer or director of the Fund or of its investment adviser beneficially owns more than 1/2 of 1% of the outstanding securities, and in which all of the officers or directors of the Fund and its investment adviser, as a group, beneficially own more than 5% of such securities;

      (12) purchase the securities of any issuer having a record, together with predecessors, of less than three years continuous operation;


      (13) invest more than 25% of its total assets in any particular industry or industries, except municipal securities, or obligations issued or guaranteed by the U.S. ^ government, its agencies or instrumentalities; industrial development bonds are grouped into an "industry" if the payment of principal and interest is the ultimate responsibility of companies within the same industry; and


      (14) purchase securities of any issuer if as a result more than 10% of the value of the Fund's total assets would be invested in securities that are subject to legal or contractual restrictions on resale ("restricted securities") and in securities for which there are no readily available market quotations; or enter into repurchase agreements maturing in more than seven days, if as a result such repurchase agreements together with restricted securities and securities for which there are no readily available market quotations would constitute more than 10% of the Fund's assets.

      Rule 5b-2 under the 1940 Act provides that a guarantee of a security shall not be deemed to be a security issued by the guarantor, provided that the value of all securities issued or guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the total assets of the Fund. Pursuant to this rule, INVESCO Tax-Free Money Fund interprets restriction (8), above, as permitting the Fund to own securities guaranteed by a single entity in an amount up to 10% of the value of the Fund's total assets.


      In applying restriction (13) above, the ^ Tax-Free Money Fund uses an industry classification system based on the O'Neil Database published by William O'Neil & Co., Inc.

      In applying restriction (14) above, the ^ Tax-Free Money Fund also includes illiquid securities (those which cannot be sold in the ordinary course of business within seven days at approximately the valuation given to them by the Fund) among the securities subject to the 10% of total assets limit.

^

THE FUNDS AND THEIR MANAGEMENT
------------------------------


      The Company. The Company was incorporated on April 2, 1993, under the laws of Maryland. On July 1, 1993, the Company, through the ^ Cash Reserves Fund, ^ Tax-Free Money Fund and ^ U.S. Government Money Fund, respectively, assumed all of the assets and liabilities of Financial Daily Income Shares, Inc. (incorporated in Colorado on October 14, 1975), Financial Tax-Free Money Fund, Inc. (incorporated in Colorado on March 4, 1983) and the Financial U.S.
Government  Money Fund,  a series of  Financial  Series  Trust  (organized  as a
Massachusetts business trust on July 15, 1987) (collectively the "Predecessor Funds"). All financial and other information about the Funds for periods prior to July 1, 1993, relates to such Predecessor Funds.

      The Investment Adviser. INVESCO Funds Group, Inc., ^ a Delaware Corporation ("IFG") is employed as the Company's investment adviser. ^ IFG was established in 1932 and also serves as an investment adviser to INVESCO Capital Appreciation Funds, Inc. (formerly INVESCO Dynamics Fund, Inc.), INVESCO Diversified Funds, Inc.^, INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust^ and INVESCO Variable Investment Funds, Inc.

      ^ IFG is an indirect wholly owned subsidiary of AMVESCAP ^ PLC, a publicly-traded holding company ^ that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO PLC changed its name to AMVESCO PLC on March 3, 1997 and to AMVESCAP PLC on May 8, 1997, as part of a merger between a direct subsidiary of INVESCO PLC and A I M Management Group, Inc. that created one of the largest independent management businesses in the world with approximately $165 billion in assets under management. IFG was established in 1932 and as of May 31, 1997, managed 14 mutual funds, consisting of ^ 44 separate portfolios, on behalf of over ^ 859,115 shareholders. ^ AMVESCAP PLC's North American subsidiaries include the following:


     --INVESCO   Capital   Management,   Inc.   of  Atlanta,   Georgia   manages
institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker/dealer whose primary business is the distribution of shares of two registered investment companies.


     --INVESCO Management & Research, Inc. ^ of Boston, Massachusetts primarily manages pension and endowment accounts.


     --PRIMCO Capital Management, Inc. of Louisville, Kentucky specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

     --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for ^ pension plans and public pension funds, ^ as well as endowment and foundation accounts.

     --A I M Advisors, Inc. Of Houston, Texas provides investment advisory and administrative services for retail and institutional mutual funds.

     --A I M Capital Management, Inc. Of Houston, Texas provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of variable insurance companies.

     --A I M Distributors, Inc. and Fund Management Company of Houston, Texas are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

      The corporate headquarters of ^ AMVESCAP PLC are located at 11 Devonshire Square, London, ^ EC2M4YR, England.

      The Sub-Adviser. IFG, as investment adviser, has contracted with INVESCO Trust Company ("INVESCO Trust") to provide investment advisory and research services to the Company. INVESCO Trust has the primary responsibility for providing portfolio investment management services to the Funds. INVESCO Trust, a trust company founded in 1969, is a wholly owned subsidiary of IFG.

      As indicated in the Funds' ^ Prospectus, IFG and INVESCO Trust permit investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of ^ IFG, INVESCO Trust and their North American affiliates. The policy requires officers, inside directors, investment and other personnel of ^ IFG, INVESCO Trust and their North American affiliates to pre- clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

      In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of ^ IFG, INVESCO Trust and their North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of this policy are ^ administered by and subject to exceptions authorized by INVESCO or INVESCO Trust.

      Investment Advisory Agreement. ^ IFG serves as investment adviser to each of the Funds pursuant to an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company which was approved ^ by the board of directors on November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or ^ IFG at a meeting called for such purpose. ^ Shareholders of each of the Funds approved the Agreement on ^ January 31, 1997, for an initial term expiring ^ February 28, 1999. This Agreement may be continued from year to year with respect to each Fund as long as each such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of ^ such Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party, or by a Fund with respect to that Fund, upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

     The Agreement provides that ^ IFG shall manage the investment portfolios of the Funds in conformity with each Fund's investment policies (either directly or by delegation to a sub-adviser which may be a company affiliated with ^ IFG). Further, ^ IFG shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Funds excluding, however, those services that are the subject of separate agreement between the Company and ^ IFG or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with ^ IFG discussed below. Services provided under the Agreement include, but are not limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Funds' operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by ^ IFG's in-house legal and accounting staff (including the prospectuses, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act. Expenses not assumed by ^ IFG are borne by the Funds.

      As full compensation for its advisory services provided to the Company, ^ IFG receives a monthly fee. The fee is based upon a percentage of each Fund's average net assets, determined daily as follows: 0.50% on the first $300 million of each Fund's average net assets; 0.40% on the next $200 million of each Fund's average net assets; and 0.30% on each Fund's average net assets in excess of $500 million.

^


      Sub-Advisory Agreement. INVESCO Trust serves as sub-adviser to ^ each of the Funds pursuant to a sub-advisory agreement dated February 28, 1997 (the "Sub-Agreement") with ^ IFG which was approved on ^ November 6, 1996, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, ^ IFG, or INVESCO Trust at a meeting called for such purpose. ^ Shareholders of each of the Funds approved the Sub-Agreement on ^ January 31, 1997, for an initial term expiring ^ February 28, 1999. Thereafter, the Sub-Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of each of the Funds. Each such continuance also must be approved by a majority of the directors who are not parties to the Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Sub-Agreement may be terminated at any time without penalty by either party or the Company upon sixty
(60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      The Sub-Agreement provides that INVESCO Trust, subject to the supervision of ^ IFG, shall manage the investment portfolio of each Fund in conformity with each Fund's investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of each Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the Securities Act of 1933 (the "1933 Act"), as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for each Fund, unless otherwise directed by the directors of the Company or ^ IFG, and executing transactions accordingly; (d) providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser; (e) determining what portion of each Fund should be invested in the various types of securities authorized for purchase by each Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to each Fund's portfolio securities, shall be exercised.


      The Sub-Agreement provides that as compensation for its services, INVESCO Trust shall receive from ^ IFG, at the end of each month, a fee at the annual rate of 0.15% of each Fund's average net assets. The Sub-Advisory fee is paid by ^ IFG, NOT the Funds.

      Administrative Services Agreement. ^ IFG, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to an Administrative Services Agreement dated ^ February 28, 1997 (the "Administrative Agreement"). The Administrative Agreement was approved on ^ November 6, 1996, by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or ^ IFG at a meeting called for such purpose. The Administrative Agreement ^ is for an initial term expiring ^ February 28, 1998 and has been extended by action of the board of directors until May 15, 1998. The Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by ^ IFG on sixty (60) days' written notice, or by the Company upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment.

      The Administrative Agreement provides that ^ IFG shall provide the following services to the Funds: (A) such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and (B) such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of ^ IFG, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

      As full compensation for services provided under the Administrative Agreement, each Fund pays a monthly fee to ^ IFG consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund.

      Transfer Agency Agreement. ^ IFG also performs transfer agent, dividend disbursing agent, and registrar services for the Company pursuant to a Transfer Agency Agreement dated February 28, 1997 which was approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on ^ November 6, 1996, for an initial term expiring ^ February 28, 1998 and has been extended by action of the board of directors ^ until May 15, 1998. Thereafter, the Transfer Agency Agreement may be continued from year to year as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of each of the Funds. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of assignment.

      The Transfer Agency Agreement provides that the Company shall pay to ^ IFG an annual fee of $27.00 per shareholder account or, where applicable, per participant in an omnibus account ^ per year. This fee is paid monthly at 1/12 of the annual fee and is based upon the actual number of shareholder accounts ^ and omnibus account participants in existence at any time during each month.

      Set forth below are ^ the advisory fees, administrative ^ fees and transfer agency fees paid by each of the Funds for the periods indicated:

                         ^ INVESCO U.S. Government Money Fund

                   Fiscal Year Ended    Fiscal Year Ended      Fiscal Year Ended
                   May 31, ^ 1997       May 31, 1996           May 31, 1995
                   -----------------    -----------------      -----------------

^ Advisory Fee(1)           $426,139             $377,802               $338,959

Administrative
Services Fee                  22,784               21,334                 20,169

Transfer Agency Fee          339,383              280,826                273,251
----------------
(1) These amounts do not reflect the voluntary expense limitations applicable to the Funds described in the Funds' Prospectus.


                             INVESCO Cash Reserves Fund

                   Fiscal Year Ended    Fiscal Year Ended     Fiscal Year Ended
                   May 31, 1997         May 31, 1996          May 31, 1995
                   -----------------    -----------------     -----------------

Advisory Fee(1)           $2,978,520           $2,739,278          $2,931,431 ^


Administrative

Services Fee                 118,983              106,900             116,614 ^


Transfer Agency Fee        2,995,219            2,445,244           2,333,326

^-----------------
^(1) These amounts do not reflect the voluntary expense limitations applicable to the Funds described in the Funds' Prospectus.

                          INVESCO Tax-Free Money Fund

                   Fiscal Year Ended    Fiscal Year Ended     Fiscal Year Ended
                   May 31, 1997         May 31, 1996          May 31, 1995
                   -----------------    -----------------     -----------------
^
Advisory Fee(1)             $282,216             $286,046             ^ 359,656

Administrative
Services Fee                  18,463               18,582              20,789 ^

Transfer Agency Fee          174,207              177,342             203,616 ^
--------------




(1) These amounts do not reflect the voluntary expense limitations applicable to the Funds described in the Funds' Prospectus. ^

      Officers and Directors of the ^ Company. The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the general investment policies and programs of each of the Funds are carried out and that the Funds' portfolios are properly administered. The officers of the Company, all of whom are officers and employees of, and are paid by, ^ IFG, are responsible for the day-to-day administration of the Company and each of the Funds. The investment adviser for the Company has the primary responsibility for making investment decisions on behalf the Company. These investment decisions are reviewed by the investment committee of INVESCO.

     All of the officers and directors of the Company hold comparable positions with INVESCO ^ Capital Appreciation Funds, Inc. (formerly, INVESCO Dynamics Fund, Inc.), INVESCO ^ Diversified Funds, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO
Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable
Investment Funds, Inc. All of the directors of the Company also serve as trustees of INVESCO Value Trust. In addition, all of the directors of the Company ^, with the exception of ^ Dan Hesser, serve as trustees of INVESCO
Treasurer's Series Trust. All of the officers of the Company also hold comparable positions with INVESCO Value Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.

     CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of ^ AMVESCAP PLC, London, England, and of various subsidiaries thereof. Chairman of the Board of INVESCO ^ Treasurer's Series Trust^. Address:
1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

     FRED A. DEERING,+# Vice Chairman of the Board. Vice Chairman of ^ INVESCO Treasurer's Series Trust. Trustee of ^ INVESCO Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of ING America Life Insurance Company, Urbaine Life Insurance Company and Midwestern United Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

      DAN J. HESSER,+* President, CEO and Director. Chairman of the Board, President, and Chief Executive Officer of INVESCO Funds Group, Inc.; President and Director of INVESCO Trust Company^; President and Chief Operating Officer of INVESCO Global Health Sciences Fund. Born: December 27, 1939.


     VICTOR L. ANDREWS,** Director. Professor Emeritus, Chairman Emeritus and Chairman of the CFO Roundtable of the Department of Finance at Georgia State University, Atlanta, Georgia; President, Andrews Financial Associates, Inc. (consulting firm); since October 1984, Director of the Center for the Study of Regulated Industry at Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a director of the Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: 4625 Jettridge Drive, Atlanta, Georgia. Born: June 23, 1930.

     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.

     LAWRENCE H. BUDNER,# Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens Circle, Dallas, Texas. Born: July 25, 1930.


     DANIEL D. CHABRIS,+# Director. Financial Consultant; Assistant Treasurer of Colt Industries Inc., New York, New York, from 1966 to 1988. Address: ^ 19 Kingsbridge Way, Madison, Connecticut. Born: August 1, 1923.

^


     KENNETH T. KING,** Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987.
Address:  4080 North Circulo  Manzanillo,  Tucson,  Arizona.  Born: November 16,
1925.


     JOHN W. MCINTYRE,# Director. Retired. Formerly, Vice Chairman of the Board of Directors of the Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of the Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. Director of Golden Poultry Co., Inc. Trustee of ^ INVESCO Global Health Sciences Fund and Gables Residential Trust.
Address: ^ 7 Piedmont Center, Suite 100, Atlanta, Georgia 30305. Born: September 14, 1930.

     LARRY  SOLL,  Ph.D.,  Director.  Formerly,  Chairman  of the Board (1987 to
1994), Chief Executive Officer (1982 to 1989 and 1993 to 1994) and President (1982 to 1989) of Synergen Corp. Director of Synergen since incorporation in 1982. Director of ISD Pharmaceuticals, Inc., Trustee of INVESCO Global Health Sciences Fund. Address: 345 Poorman Road, Boulder, Colorado. Born: April 26, 1942.

     GLEN A. PAYNE, Secretary. Senior Vice President (since 1995), General Counsel and Secretary of INVESCO Funds Group, Inc. and INVESCO Trust Company^; Vice President (May 1989 to April 1995), Secretary and General Counsel of INVESCO Funds Group, Inc.; formerly, employee of a U.S. regulatory agency, Washington, D.C., (June 1973 through May 1989). Born: September 25, 1947.

     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO Funds Group, Inc. and INVESCO Trust Company. Born: October 1, 1946.


     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company ^ since July 1995 and formerly (August 1992 to July 1995) Vice President of INVESCO Funds Group, Inc. and trust officer of INVESCO Trust Company. Formerly,Vice President of 440 Financial Group from June 1990 to August 1992; Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.


     ALAN I. WATSON, Assistant Secretary. Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company. Born: September 14, 1941.

     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company. Born: February 3, 1948.

     #Member of the audit committee of the Company.

     +Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

     *These directors are "interested persons" of the Company as defined in the 1940 Act.

     **Member of the management liaison committee of the Company.


     As of ^ July 11, 1997, officers and directors of the Company, as a group, beneficially owned less than ^ 1% of the Company's outstanding shares, and less than ^ 1%, 1% and ^ 2%, respectively, of the outstanding shares of the INVESCO ^ U.S. Government Money Fund, Cash Reserves Fund and the ^ Tax-Free Money Fund.


Director Compensation
---------------------


      The following table sets forth, for the fiscal year ended May 31, ^ 1997: the compensation paid by the Fund to its eight independent directors for services rendered in their capacities as directors of the ^ Funds; the benefits accrued as Fund expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Fund. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by INVESCO Funds Group, Inc. (including the Funds), INVESCO Advisor Funds, Inc., INVESCO Treasurer's Series Trust and ^ INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, ^ 1996. As of December 31, ^ 1996, there were ^ 49 funds in the INVESCO Complex. Dr. Soll became an independent director of the Company effective May 15, 1997.


                                                                      Total
                                                                  Compensa-
                                     Benefits      Estimated      tion From
                     Aggregate     Accrued As         Annual        INVESCO
                     Compensa-        Part of       Benefits        Complex
                     tion From        Company           Upon        Paid To
                    Company(1)    Expenses(2)  Retirement(3)   Directors(1)


Fred A.Deering,       ^ $5,567         $1,611         $1,569        $98,850
Vice Chairman of
  the Board

Victor L. Andrews      ^ 5,468          1,523          1,816         84,350

Bob R. Baker           ^ 5,609          1,360          2,434         84,850

Lawrence H. Budner     ^ 5,328          1,523          1,816         80,350

Daniel D. Chabris      ^ 5,447          1,738          1,291         84,850

A. D. Frazier, Jr.(4)  ^ 2,305              0              0         81,500

Kenneth T. King          4,782          1,673          1,423         71,350

John W. McIntyre         5,225              0              0         90,350

Larry Soll               1,078              0              0         17,500
                       -------         ------        -------       --------

Total                  $40,809         $9,428        $10,349       $693,950

% of Net Assets     0.0050%(5)     0.0011%(5)                    0.0045%(6)


     (1)The vice chairman of the board, the chairmen of the audit, management liaison and compensation committees, and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

     (2)Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

     (3)These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding ^ INVESCO Global Health Sciences Fund which does not participate in any retirement plan) upon the ^ directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Messrs. Frazier and McIntyre, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     ^ (4)Effective February 28, 1997, Mr. Frazier resigned as a director of the Company. Effective November 1, 1996, Mr. Frazier was employed by AMVESCAP PLC, a company affiliated with ^ IFG. Because it was possible that Mr. Frazier would be employed with AMVESCAP PLC, he was deemed to be an ^"interested person^" of the Company and of the other funds in the INVESCO Complex, effective May 1, 1996. ^ Effective November 1, 1996, Mr. Frazier no longer received any director's fees or other compensation from the Company or other funds in the INVESCO Complex for his service as a director.

     ^ (5)Totals as a  percentage  of the  Company's  net assets as of May 31, ^
1997.

     ^ (6)Total as a percentage of the net assets of the INVESCO Complex as of December 31, ^ 1996.

      Messrs. Brady^ and Hesser, as "interested persons" of the Company and other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or other funds in the INVESCO Complex for their services as directors.

     The boards of directors/trustees of the mutual funds managed by ^ IFG and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon retiring from the boards at the retirement age of 72 (or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer payable by the funds to the qualified director at the time of his retirement (the "basic retainer"). Commencing with any such ^ director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to ^ 40% of the basic retainer. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or to his beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his/her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the ^ IFG and Treasurer's Series Trust funds in a manner determined to be fair and equitable by the committee. The Company is not making any payments to directors under the plan as of the date of this Statement of Additional Information. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.


      The Company has an audit committee which is comprised of four of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

      The Company also has a management liaison committee which meets quarterly with various management personnel of INVESCO in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

HOW SHARES CAN BE PURCHASED
---------------------------

     ^ Shares of the Funds are sold on a continuous basis at the net asset value per share next calculated after receipt of a purchase order in good form. The net asset value per share for each Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but also may be computed at other times. See "How Shares Are Valued." ^ IFG acts as the Funds' Distributor under a distribution agreement with the Company under which it receives no compensation and bears all expenses, including the costs of printing and distributing prospectuses, incident to direct sales and distribution of each of the Fund's shares on a no-load basis.

HOW SHARES ARE VALUED
---------------------




     As described in the section of the Funds' ^ Prospectus entitled "How To Buy Shares," the net asset value of shares of each Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (usually 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the portfolio securities held by a Fund that the current net asset value per share might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed such as federal holidays, including New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


      The net asset value per share of each Fund is calculated by dividing the value of all securities held by that Fund and its other assets, less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of that Fund.


      The value of securities held by ^ the Funds are determined pursuant to the amortized cost method of valuation. Amortized cost involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates upon the market value of the security. This valuation method may result in periods during which the value of a security as determined by amortized cost may be higher or lower than the price a Fund would receive if it sold that security. During such periods, a Fund's yield may differ somewhat from the yield that would have been obtained if securities were valued on the basis of their market prices. For example, if use of amortized cost resulted in a lower (or higher) aggregate portfolio value on a particular day than would result from the use of a valuation method using market prices, a prospective investor in the Fund would be able to obtain a somewhat higher (or lower) yield than would otherwise be the case, and existing shareholders would receive less (or more) investment income. Amortized cost valuation is utilized by each Fund to attempt to maintain a constant net asset value per share of $1.00.


     Each Fund uses amortized cost valuation pursuant to a rule issued by the Securities and Exchange Commission under the 1940 Act. That rule requires each Fund to adhere to various procedures under which the board of directors: (a) is obligated, as a particular responsibility within the overall duty of care owed to shareholders, to establish procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) must review periodically, as it deems appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the net asset value per share using amortized cost valuation and net asset value per share based upon the market prices of portfolio securities; (c) is required to consider what steps, if any, should be taken in the event of a difference of more than 1/2 of 1% between the two valuation methods; and (d) must take such steps as it considers appropriate (such as shortening the Fund's average portfolio maturity, realizing gains or losses, or reducing the Fund's daily dividends) to minimize any material dilution or other unfair results which might otherwise arise. If necessary to avoid such dilution or other unfair results, the board of directors may determine to value a Fund's securities at market prices instead of using amortized cost, in which case that Fund's net asset value per share may deviate from $1.00.


      With respect to the ^ Tax-Free Money Fund, for purposes of monitoring the relationship between the net asset value per share using amortized cost and net asset value per share based upon the market value of its portfolio securities, the Fund may determine the market values of municipal securities (including commitments to purchase such securities on a when-issued basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in municipal obligations, quotations from dealers in municipal obligations, market transactions in comparable securities and various relationships between securities in determining values. The Company's directors have approved the use of these pricing procedures and will evaluate their appropriateness periodically. Under these procedures, where reliable market quotations are readily available for an issue of municipal securities held by the Fund, such securities are valued at the bid price on the basis of such quotations. Securities which are not tax-exempt and for which market quotations are readily available are valued on a consistent basis at market value based upon such quotations; any securities for which market quotations are not readily available and other assets would be valued on a consistent basis at fair value as determined in good faith using methods prescribed by the Company's board of directors.

^ FUND PERFORMANCE
------------------

     As discussed in the Funds' ^ Prospectus, the Company advertises the yield, current yield and total return performance of the Funds. These yield quotations are based on each Fund's investment results during the latest seven ^ day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The Funds also may quote an "effective yield," computed by compounding the unannualized base period return by adding one to that figure, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. At May 31, ^ 1997, the INVESCO ^ U.S. Government Money Fund's current and effective yields were ^ 4.61% and ^ 4.72%, respectively; the INVESCO ^ Cash Reserves Fund's current and effective yields were ^ 4.87% and ^ 4.99%, respectively; and the INVESCO ^ Tax-Free Money Fund's current and effective yields were ^ 3.39% and ^ 3.45%, respectively.

     Current yield and effective yield will fluctuate from day to day and are not necessarily representative of future results. A shareholder should remember that yield is a function of the kind and quality of the instruments in a Fund's portfolio, portfolio maturity and operating expenses. A number of factors should be taken into account before using yield information as a basis for comparison with alternative investments. An investment in a Fund is not insured and its yield is not guaranteed.


      With respect to ^ Tax-Free Money Fund, any tax equivalent yield quotation of the Fund shall be calculated as follows: If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by one minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by one minus a stated income tax rate or rates and (b) the portion of the yield which is not tax-exempt.

      Average annual total return performance for each of the Funds for the indicated periods ended May 31, ^ 1997 was as follows:

                                   1                 5                10
Fund                            Year             Years             Years
----                            ----             -----             -----

Cash Reserves Fund            ^ 4.69              3.93             5.42
Tax-Free Money Fund           ^ 2.90              2.55             3.57
U.S. Gov't Money Fund         ^ 4.57              3.84             3.87#

# From inception ^(April 1991).


      Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)n = ERV

where:      P = initial payment of $1,000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

      The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period and Fund indicated.

      In conjunction with performance reports, comparative data between any of the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

      From time to time, evaluations of performance made by independent sources may also be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Funds. Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week
      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Financial Times
      Financial World
      Forbes
      Fortune
      Ibbotson Associates, Inc.
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance
      Lipper Analytical Services, Inc.'s Mutual Fund Performance
        Analysis
      Money
      Morningstar
      Mutual Fund Forecaster
      No-Load Analyst
      No-Load Fund X
      Personal Investor
      Smart Money
      The New York Times
      The No-Load Fund Investor
      U.S. News and World Report
      United Mutual Fund Selector
      USA Today
      The Wall Street Journal
      Wiesenberger Investment Companies Service
      Working Woman
      Worth

SERVICES PROVIDED BY THE FUNDS
------------------------------


      Periodic Withdrawal Plan. As described in the section of ^ the Funds' Prospectus entitled ^"How To Sell Shares," each Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. ^ Because withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in ^ a Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment, and payments will be mailed within five business days thereafter.


      The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such Plan do not represent income or a return on investment.


      ^ Participation in the Periodic Withdrawal Plan may be terminated at any time by directing a written request to INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

     Exchange Privilege. As discussed in the section of ^ the Funds' Prospectus entitled ^"How to Buy Shares -- Exchange Privilege," each Fund offers shareholders the privilege of exchanging shares of ^ a Fund for shares of certain other mutual funds advised by ^ IFG. Exchange requests may be made either by telephone or by written request to INVESCO Funds Group, Inc. using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that have established a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on such an exchange is recognized for federal income tax purposes. This privilege is not an option or right to purchase securities, but is a revocable privilege permitted under the present policies of each of the funds and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.

TAX-DEFERRED RETIREMENT PLANS
-----------------------------




      As described in the section of the Funds' ^ Prospectus entitled ^"Fund Services," shares of the ^ U.S. Government Money Fund and Cash Reserves Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from ^ IFG will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

HOW TO REDEEM SHARES
--------------------


      Normally, payments for shares redeemed will be mailed within seven (7) days following receipt of the required documents as described in the section of each Fund's Prospectus entitled "How to ^ Sell Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by a particular Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a particular Fund fairly to determine the value of its net assets; or (d) the SEC by order so permits.


     It is possible that in the future conditions may exist which would, in the opinion of the Company's investment adviser, make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Company is obligated under the 1940 Act to redeem for cash all shares of a Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS AND TAXES
-------------------


      Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each of the Funds so qualified in the fiscal year ended May 31, ^ 1997 and intends to continue to qualify during ^ its current fiscal year. As a result, it is anticipated that the Funds will pay no federal income taxes and will be accorded conduit or "pass through" treatment for federal income tax purposes.

      With respect to ^ U.S. Government Money Fund and Cash Reserves Fund, all dividends are regarded as taxable to the investor, whether or not such dividends are reinvested in additional shares. Dividends paid by these Funds from net investment income are for federal income tax purposes taxable as ordinary income to shareholders. The Funds' investment objectives and policies, including their policy of maintaining a constant net asset value of $1.00, make it unlikely that any future capital gains will be realized.

      ^ A portion of any dividend distributions from ^ U.S. Government Money Fund may be subject to applicable state and local taxes. Dividends from Cash Reserves Fund generally will be subject to applicable state and local taxes.

     As discussed in the Prospectus, the ^ Tax-Free Money Fund intends to qualify to pay "exempt-interest dividends" to its shareholders. The Fund will so qualify if at least 50% of its total assets are invested in municipal securities at the close of each quarter of that Fund's fiscal year. The exempt interest portion of the income dividend which is payable monthly may be based on the ratio of that Fund's tax-exempt income to taxable income for the entire fiscal year. In such a case, the ratio would be determined and reported to shareholders after the close of each fiscal year of the Fund. Thus, the tax-exempt portion of any particular dividend may be based upon the tax-exempt portion of all distributions for the year, rather than upon the tax-exempt portion of that particular dividend. Exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Although these dividends generally will be subject to such state and local taxes, the laws of the several states and local taxing authorities vary with respect to the taxation of such exempt-interest dividends, other dividends and distributions of capital gains. In addition, interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of this Fund is not deductible for federal income tax purposes. Shareholders of the ^ Tax-Free Money Fund are advised to consult their own tax advisers with respect to these matters.

      As discussed in the ^ Prospectus, certain corporations which are subject to the alternative minimum tax may have to include exempt-interest dividends in calculating their alternative taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income. In addition, to the extent that the Fund invests in certain "private activity bonds" issued after August 7, 1986, a portion of exempt-interest dividends attributable to such bonds would be an item of tax preference to shareholders.


      Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended for income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES
--------------------

      Portfolio Turnover. As a general practice, each Fund intends to hold securities purchased until maturity. Where Fund Management deems it advisable in light of prevailing market or business conditions, however, the Funds may dispose of securities prior to maturity and reinvest on the basis of yield disparities. There is no assurance that the judgment upon which such a technique is premised will be accurate or that such technique when employed will be effective. Due to the short maturities of securities purchased and the intention to invest and reinvest on the basis of yield disparities, each Fund is expected to have a high portfolio turnover. This should not affect income or net asset value, since brokerage commissions are not normally charged on the purchase and sale of securities of the kind in which the Funds may invest. Such transactions may, however, involve transaction costs in the form of spreads between bid and asked prices.


     Placement of Portfolio Brokerage. Either ^ IFG, as the Company's investment adviser, or INVESCO Trust, as the Company's sub-adviser, places orders for the purchase and sale of securities with brokers and dealers based upon ^ IFG's or INVESCO Trust's evaluation of their financial responsibility, subject to their ability to effect transactions at the best available prices. Fund Management evaluates the overall reasonableness of any brokerage commissions paid by reviewing the quality of executions obtained on each Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold and general economic and market conditions. In seeking to ensure that any commissions charged the Fund are consistent with prevailing and reasonable commissions, Fund Management also endeavors to monitor brokerage industry practices with regard to the commissions charged by brokers and dealers on transactions effected for other comparable institutional investors. While Fund Management seeks reasonably competitive rates, the Funds do not necessarily pay the lowest commission or spread.


      Consistent with the standard of seeking to obtain the best execution on portfolio transactions, Fund Management may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to Fund Management in making informed investment decisions. Research services prepared and furnished by brokers through which the Funds effect securities transactions may be used by Fund Management in servicing all of their respective accounts and not all such services may be used by Fund Management in connection with the Funds.


      In recognition of the value of the above-described brokerage and research services provided by certain brokers, Fund Management, consistent with the standard of seeking to obtain the best execution on portfolio transactions, may place orders with such brokers for the execution of transactions for the Funds on which the ^ mark-ups are in excess of those which other brokers might have charged for effecting the same transactions.


      Portfolio transactions may be effected through qualified broker-dealers who recommend the Funds to their clients, or who act as agent in the purchase of any of the Funds' shares for their clients. When a number of brokers and dealers can provide comparable best price and execution on a particular transaction, the Company's adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

      No brokerage commissions on purchases and sales of portfolio securities were incurred for the fiscal years ended May 31, 1997, 1996^ and 1995 ^ for the Funds.

      At May 31, ^ 1997, the Funds held securities of their regular brokers or dealers, or their parents, as follows:

Value of Securities
-------------------

                                                         Value at
Broker or Dealer                                        ^ 5/31/97
----------------                                        ---------

^ U.S. Government Money Fund                                   -0-

Cash Reserves Fund                                  $113,985,000 ^

Tax-Free Money Fund                                           -0-^

      ^ Neither IFG nor INVESCO Trust receives any brokerage commissions on portfolio transactions effected on behalf of any of the Funds, and there is no affiliation between ^ IFG, INVESCO Trust, or any person affiliated with ^ IFG, INVESCO Trust, or the Funds, and any broker or dealer that executes transactions for the Funds.


ADDITIONAL INFORMATION
----------------------

      Common Stock. The Company has 10,000,000,000 authorized shares of common stock with a par value of $0.01 per share. Of the Company's authorized shares, 5,000,000,000 shares have been allocated to INVESCO Cash Reserves Fund and 1,000,000,000 shares have been allocated to each of INVESCO Tax-Free Money Fund and INVESCO U.S. Government Money Fund. As of May 31, ^ 1997, 661,647,800 shares of the Cash Reserves Fund, ^ 47,577,125 shares of the Tax-Free Money Fund and ^ 66,451,479 shares of the U.S. Government Money Fund were outstanding. All shares issued and outstanding are, and all shares offered hereby, when issued, will be, fully paid and nonassessable. The board of directors has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.


      Shares of each class represent the interests of the shareholders of such class in a particular portfolio of investments of the Company. Each class of the Company's shares is preferred over all other classes in respect of the assets specifically allocated to that class, and all income, earnings, profits and proceeds from such assets, subject only to the rights of creditors, are allocated to shares of that class. The assets of each class are segregated on the books of account and are charged with the liabilities of that class and with a share of the Company's general liabilities. The board of directors determines those assets and liabilities deemed to be general assets or liabilities of the Company, and these items are allocated among classes in a manner deemed by the board to be fair and equitable. Generally, such allocation will be based upon the relative total net assets of each class. In the unlikely event that a liability allocable to one class exceeds the assets belonging to the class, all or a portion of such liability may have to be borne by the holders of shares of the Company's other classes.

     All shares, regardless of class, have equal voting rights. Voting with respect to certain matters, such as ratification of independent accountants or election of directors, will be by all classes of the Company. When not all classes are affected by a matter to be voted upon, such as approval of an investment advisory contract or changes in a Fund's investment policies, only shareholders of the class affected by the matter may be entitled to vote. Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation, or retirement. They may appoint their own successors, provided that always at least a majority of the directors have been elected by the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act of 1940 or the Company's Articles of Incorporation, or at their discretion.


     Principal Shareholders. As of ^ June 30, 1997, there were no entities that held more than 5% of the Funds' outstanding securities:


      Independent Accountants. Price Waterhouse LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.

     Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Company. The bank is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement.


      Transfer Agent. The Company is provided with transfer agent, registrar, and dividend disbursing agent services by ^ IFG, 7800 E. Union Avenue, Denver, Colorado 80237, pursuant to the Transfer Agency Agreement described ^ herein.

Such services include the issuance, cancellation and transfer of shares of each of the Funds and the maintenance of records regarding the ownership of such shares.


      Reports to Shareholders. The Company's fiscal year ends on May 31. The Fund distributes reports at least semiannually to its shareholders. Financial statements regarding the Company, audited by the independent accountants, are sent to shareholders annually.

     Legal Counsel. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Company.


      Financial Statements. The Funds' audited financial statements and the notes thereto for the fiscal year ended May 31, ^ 1997 and the report of Price Waterhouse LLP with respect to such financial statements are incorporated herein by reference from the Company's Annual Report to Shareholders for the fiscal year ended May 31, ^ 1997.

      ^ Prospectus. The Company will furnish, without charge, a copy of the ^ Prospectus for ^ the Funds, upon request. ^ Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

      Registration Statement. This Statement of Additional Information and the ^ Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

APPENDIX A
----------

BOND AND COMMERCIAL PAPER RATINGS.
---------------------------------


      INVESCO Cash Reserves Fund and INVESCO Tax-Free Money Fund are required to limit their investments to instruments which the board of directors determines present minimal credit risks and which are rated by at least two nationally recognized securities rating organizations ("NRSROs"), or one NRSRO if such instruments are only rated by one NRSRO, in one of the two highest rating categories (or in comparable unrated securities). The highest rating categories for ^ S&P and Moody's ^ are AAA and Aaa, respectively; the second highest rating categories provided by S&P and Moody's are AA and Aa, respectively.


      Bond Ratings. Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what is generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of the protective elements may be greater, or there may be other elements present which make the long-term risks appear somewhat larger than Aaa rated securities.


      Bonds rated AAA by ^ S&P are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Market-wise, they move with interest rates and hence provide the maximum safety on all counts. Bonds rated AA by S&P also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.


     Moody's Ratings of Municipal Notes. MIG-1: the best quality. MIG-2: high quality, with ample margins of protection, although not as large as in the preceding group.


      Commercial Paper Ratings. ^ S&P's quality ratings of the issuer are graded into six classifications, ranging from A-1 for the highest quality designation down to A-2, A-3, B, C and D for the lowest.


      The requirements a company must meet to qualify for an A rating are as follows: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

      Moody's rates commercial paper pursuant to the following graded rating classification system in order to suggest a more precise delineation of the relative risks involved in different issues: Prime-1; Prime-2; Prime-3; and Not rated. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                          PART C.  OTHER INFORMATION
                                   -----------------

Item 24.  Financial Statements and Exhibits

            (a)   Financial Statements:
                                                            Page in
                                                            Prospectus
                                                            ----------

            (1)   Financial statements and schedules
                  included in ^ Prospectus (Part A):

                  Financial Highlights for INVESCO U.S.            9
                  Government Money Fund for the years
                  ended May 31, 1997, 1996, 1995 and 1994,
                  the five-month period ended May 31, 1993, the year ended December 31, 1992 and for the period from commencement of operations
                  (April 26, 1991) to December 31, 1991.

                  Financial Highlights for INVESCO Cash           11
                  Reserves Fund for the years ended May 31, 1997, 1996, 1995 and 1994, the four-month period ended May 31, 1993 and for each
                  of the ^ six years in the period ended
                  January 31, 1993.

                  Financial Highlights for INVESCO Tax-Free       13
                  Money Fund for the years ended May 31,
                  1997, 1996, 1995 and 1994, the one-month
                  period ended May 31, 1993 and for each
                  of the ^ six years in the period ended
                  April 30, 1993.

^

            (2)   The following audited financial
                  statements of the ^ U.S. Government
                  Money Fund, the Cash Reserves Fund,
                  and the Tax-Free Money Fund and the
                  notes thereto for the fiscal year
                  ended May 31, ^ 1997 and the report
                  of Price Waterhouse LLP with
                  respect to such financial
                  statements are incorporated in the
                  Statement of Additional Information
                  by reference from the Company's
                  Annual Report to Shareholders for
                  the fiscal year ended May 31, ^
                  1997: Statement of Investment
                  Securities for INVESCO Money Market

                  Funds, Inc. as of May 31, ^ 1997;
                  Statement of Assets and Liabilities
                  for INVESCO Money Market Funds, Inc.
                  as of May 31, ^ 1997; Statement of
                  Operations for INVESCO Money Market
                  Funds, Inc. for the year ended May 31,
                  ^ 1997; Statement of Changes in
                  Net Assets for INVESCO Money Market
                  Funds, Inc. for the periods indicated;
                  Financial Highlights for each of the
                  three Funds for the periods indicated
                  above.


            (3)   Financial statements and schedules
                  included in Part C:

                  None:  Schedules have been omitted
                  as all information has been
                  presented in the financial
                  statements.

                  (b)   Exhibits:


                        (1)   Articles of Incorporation
                              ^(Charter).

                        (2)   ^ Bylaws.


                        (3)   Not applicable.


                        (4)   ^ Not required to be
                              filed on EDGAR.

                        (5)   (a)   Investment Advisory
                                    Agreement between
                                    the Company and
                                    INVESCO Funds Group,
                                    Inc. dated ^
                                    February 28, 1997.

                              (b)   Sub-Advisory Agreement
                                    between INVESCO Funds
                                    Group, Inc. and INVESCO
                                    Trust Company dated ^
                                    February 28, 1997.

                        (6)   General Distribution Agreement
                              dated ^ February 28, 1997.

                        (7)   Amended Defined Benefit
                              Deferred Compensation Plan for
                              Non-Interested Directors and ^
                              Trustees.

                        (8)   Custody Agreement between
                              Registrant and State Street
                              Bank and Trust Company dated
                              July 1, ^ 1993.

                              (a)   Additional Fund Letter
                                    Agreement dated January
                                    20, 1994 to Custody
                                    Agreement.

                              (b)   Amendment dated October
                                    25, 1995 to Custody
                                    Agreement.




                              (c)   Data Access Addendum to
                                    Custody Agreement.

                        (9)   (a)   Transfer Agency Agreement
                                    between Registrant and
                                    INVESCO Funds Group, Inc.
                                    dated February 28, 1997.
                                    ^

                              (b)   Administrative Services
                                    Agreement between the
                                    Company and INVESCO
                                    Funds Group,  Inc.,
                                    dated ^ February 28, 1997.

                        (10)  Opinion and consent of counsel
                              as to each of the three Funds
                              as to the legality of the
                              securities being registered,
                              indicating whether they will,
                              when sold, be legally issued,
                              fully paid and non-assessable,
                              dated June 4, ^ 1993.


                        (11)  Consent of Independent
                              Accountants.

                        (12)  Not applicable.

                        (13)  Not applicable.

                        (14)  Copies of model plans used in
                              the establishment of
                              retirement plans as follows:
                              Non-standardized Profit
                              Sharing Plan; Non-standardized
                              Money Purchase Pension Plan;
                              Standardized Profit Sharing
                              Plan Adoption Agreement;
                              Standardized Money Purchase
                              Pension Plan; Non-standardized
                              401(k) Plan Adoption
                              Agreement; Standardized 401
                              ^(k) Paired Profit Sharing
                              Plan; Standardized Simplified
                              Profit Sharing Plan;
                              Standardized Simplified Money
                              Purchase Plan; Defined
                              Contribution Master Plan &
                              Trust Agreement; and Financial
                              403 ^(b) Retirement Plan all
                              filed with Registration Statement
                              of INVESCO International Funds,
                              Inc. (File No. 33-63498), filed
                              May 27, 1993, and herein
                              incorporated by reference.

                        ^(15)       Not Applicable.

                        (16)  (a)   Schedule for computation
                                    of performance data - for
                                    U.S. ^ Government Money
                                    Fund.

                              (b)   Schedule for computation
                                    of performance data for
                                    Cash Reserves Fund.

                              (c)   Schedule for computation
                                    of performance data for
                                    Tax-Free Money Fund.

                              (d)   Schedule for computation
                                    of total return
                                    performance for U.S.
                                    Government Money Fund.

                              (e)   Schedule for computation
                                    of total return
                                    performance for Cash
                                    Reserves Fund.

                              (f)   Schedule for computation
                                    of total return
                                    performance for Tax-Free
                                    Money Fund.

                        (17)  (a)   Financial Data Schedule
                                    for U.S. Government Money
                                    Fund.

                              (b)   Financial Data Schedule
                                    for Cash Reserves Fund.

                              (c)   Financial Data Schedule
                                    for Tax-Free Money Fund.


                        (18)  Not applicable.


^

Item 25.    Persons Controlled by or Under Common Control with ^ Registrant
            ---------------------------------------------------------------


      No person is presently controlled by or under common control with Registrant.

Item 26.    Number of Holders of Securities
            -------------------------------

                                                          Number of Record
                                                          Holders as of
            Title of Class                                June 30, 1997   ^
            --------------                                ----------------

            INVESCO U.S. Government Money Fund ^
              Beneficial Interest                                  5,574

            INVESCO Cash Reserves Fund
              Common Stock                                        57,005

            INVESCO Tax-Free Money Fund
              Common Stock                                         3,721


Item 27.    Indemnification
            ---------------

            Indemnification provisions for officers and directors of Registrant are set forth in Article VII, Section 2 of the Articles of Incorporation, and are hereby incorporated by reference. See Item 24(b)(1) above. Under these Articles, directors and officers will be indemnified to the fullest extent permitted to directors by the Maryland General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder. Under the Investment Company Act of 1940, Fund directors and officers cannot be protected against liability to the Company or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Company also maintains liability insurance policies covering its directors and officers.

Item 28.    Business and Other Connections of Investment Adviser
            ----------------------------------------------------


            See "The Funds and Their Management" in the Funds' ^ Prospectus and in the Statement of Additional Information for information regarding the business of the investment adviser. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of INVESCO Funds Group, Inc., reference is made to the Schedule Ds to the Form ADV filed under the Investment Advisers Act of 1940 by INVESCO Funds Group, Inc., which schedules are herein incorporated by reference.


Item 29.    Principal Underwriters


            (a)         INVESCO Capital Appreciation Funds, Inc.
                        INVESCO Diversified Funds, Inc.
                        ^ INVESCO Emerging Opportunity Funds, Inc.
                        INVESCO Growth Fund, Inc.
                        INVESCO Income Funds, Inc.
                        INVESCO Industrial Income Fund, Inc.
                        INVESCO International Funds, Inc.
                        INVESCO Multiple Asset Funds, Inc.
                        INVESCO Specialty Funds, Inc.
                        INVESCO Strategic Portfolios, Inc.
                        INVESCO Tax-Free Income Funds, Inc.
                        INVESCO Value Trust
                        INVESCO Variable Investment Funds, Inc.

            (b)
                                    Positions and             Positions and
Name and Principal                  Offices with              Offices with
Business Address                    Underwriter               Registrant
------------------                  -------------             -------------

^



Charles W. Brady                                              Chairman of
1315 Peachtree Street NE                                      the Board
Atlanta, GA  30309


Darryl Celkupa                      Vice President
7800 E. Union Ave.
Denver, CO 80237


M. Anthony Cox                      Senior Vice
1315 Peachtree St., N.E.            President
Atlanta, GA  30309


^ Robert D. Cromwell                Assistant Vice
7800 E. Union Avenue                President
Denver, CO 80237

^


William J. Galvin, Jr.              Senior Vice               Asst. Sec.
7800 E. Union Avenue                President
Denver, CO  80237

Linda J. Gieger                     Vice President
7800 E. Union Avenue
Denver, CO  80237


Ronald L. Grooms                    Senior Vice               Treasurer &
7800 E. Union Avenue                President                 Chief Fin'l
Denver, CO  80237                   & Treasurer               Officer and
                                                              Chief Acct
                                                              Officer

                                    Positions and             Positions and
Name and Principal                  Offices with              Offices with
Business Address                    Underwriter               Registrant
------------------                  -------------             -------------


^


Hubert L. Harris, Jr.               Director
1315 Peachtree Street, N.E.
Atlanta, GA 30309


^

Dan J. Hesser                       Chairman of the           President, CEO
7800 E. Union Avenue                Board, President,         & Director
Denver, CO  80237                   Chief Executive
                                    Officer & Director

^ Gregory E. Hyde                   Vice
7800 E. Union Avenue                President
Denver, CO  80237


Jeraldine E. Kraus                  Assistant Secretary
7800 E. Union Avenue
Denver, CO  80237

Michael D. Legoski                  Assistant Vice
7800 E. Union Avenue                President
Denver, CO  80237


James F. Lummanick                  Assistant Vice President;
7800 E. Union Avenue                Asst. General
Denver, CO  80237                   Counsel

^ Charles P. Mayer                  Director
7800 E. Union Avenue
^ Denver, CO  80237

Robert J. O'Connor                  Director
^ 1201 Peachtree Street NE
Atlanta, GA  ^ 30361


Donald R. Paddock                   Asst. Vice
7800 E. Union Ave.                  President
Denver, CO  80237

Laura M. Parsons                    Vice President
7800 E. Union Avenue
Denver, CO 80237

                                    Positions and             Positions and
Name and Principal                  Offices with              Offices with
Business Address                    Underwriter               Registrant
------------------                  -------------             -------------


Glen A. Payne                       Senior Vice               Secretary
7800 E. Union Avenue                President,
Denver, CO  80237                   Secretary &
                                    General Counsel

Pamela J. Piro                      Asst. Vice
7800 E. Union Avenue                President
Denver, CO  80237

Gary J. Ruhl                        Vice President
7800 E. Union Ave.
Denver, CO  80237


^ Kent Schmeckpepper                Assistant
7800 E. Union Avenue                Vice President ^
^ Denver, CO  80237
^

Terri Berg Smith                    Vice President
7800 E. Union Avenue
Denver, CO 80237

Tane T. Tyler                       Assistant
7800 E. Union Ave.                  Vice President
Denver, CO  80237


^


Alan I. Watson                      Vice President            Asst. Sec.
7800 E. Union Avenue
Denver, CO 80237

Judy P. Wiese                       Vice President            Asst. Treas.
7800 E. Union Avenue
Denver, CO  80237

Allyson B. Zoellner                 Vice President
7800 E. Union Avenue
Denver, CO  80237

The following is a list of officers of INVESCO Retirement Plan Services, Inc. ("IRPS"), a division of INVESCO Funds Group, Inc., the underwriter:

Name and Principal                              Positions and Offices
Business Address                                       with IRPS
------------------                              ---------------------

Frederick W. Braley                             Chief Financial Officer
400 Colony Square, Suite 2200                   and Treasurer
1201 Peachtree St., N.E.
Atlanta, GA 30361

Scott P. Brogan                                 Senior Vice President
400 Colony Square, Suite 2200
1201 Peachtree St., N.E.
Atlanta, GA 30361

Rayane S. Clark                                 Vice President - Defined
400 Colony Square, Suite 2200                   Contributions Operations
1201 Peachtree St., N.E.
Atlanta, GA 30361

M. Anthony Cox                                  Senior Vice President
400 Colony Square, Suite 2200
1201 Peachtree St., N.E.
Atlanta, GA 30361

Mary Ann Dallenbach                             Senior Vice President
400 Colony Square, Suite 2200
1201 Peachtree St., N.E.
Atlanta, GA 30361

Douglas P. Dohm                                 Regional Vice President
400 Colony Square, Suite 2200
1201 Peachtree St., N.E.
Atlanta, GA 30361

Joseph B. Jennings                              Senior Vice President
400 Colony Square, Suite 2200
1201 Peachtree St., N.E.
Atlanta, GA 30361

Mark A. Jones                                   Senior Vice President
400 Colony Square, Suite 2200
1201 Peachtree St., N.E.
Atlanta, GA 30361

Name and Principal                              Positions and Offices
Business Address                                       with IRPS
------------------                              ---------------------

Barbara L. March                                Senior Vice President
400 Colony Square, Suite 2200
1201 Peachtree St., N.E.
Atlanta, GA 30361

Robert J. O'Connor                              Chief Executive Officer
400 Colony Square, Suite 2200
1201 Peachtree St., N.E.
Atlanta, GA 30361

E. Eric Starr                                   Secretary and General
400 Colony Square, Suite 2200                   Counsel
1201 Peachtree St., N.E.
Atlanta, GA 30361^



Item 30.    Location of Accounts and Records

                 Dan J. Hesser
                 7800 E. Union Avenue
                 Denver, CO  80237

Item 31.    Management Services

                 Not applicable.

Item 32.    Undertakings

            The Registrant shall furnish each person to whom a prospectus is addressed with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant ^ has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, County of Denver, and State of Colorado, on the ^30th day of ^ July, 1997.



Attest:                                   INVESCO Money Market Funds, Inc.

/s/ Glen A. Payne                         /s/ Dan J. Hesser
-------------------------------------     -------------------------------------
Glen A. Payne, Secretary                  Dan J. Hesser, President


      Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to Registrant's Registration Statement has been signed by the following persons in the capacities indicated on this ^30th day of ^ July, 1997.


/s/ Dan J. Hesser                         /s/ Lawrence H. Budner
-------------------------------------     -------------------------------------
Dan J. Hesser, President                  Lawrence H. Budner, Director
& Director
(Chief Executive Officer)

/s/ Ronald L. Grooms                      /s/ Daniel D. Chabris
-------------------------------------     -------------------------------------
Ronald L. Grooms, Treasurer               Daniel D. Chabris, Director
(Chief Financial and Accounting
Officer)

/s/ Victor L. Andrews                     /s/ Fred A. Deering
------------------------------------      -------------------------------------
Victor L. Andrews, Director               Fred A. Deering, Director


/s/ Bob R. Baker                          /s/ ^ Larry Soll
------------------------------------      -------------------------------------
Bob R. Baker, Director                    ^ Larry Soll, Director

^/s/ Charles W. Brady                     /s/ Kenneth T. King, Director
------------------------------------      -------------------------------------
Charles W. Brady, Director                Kenneth T. King, Director

/s/ John W. McIntyre
------------------------------------
John W. McIntyre, Director


By*                                       By* /s/ Glen A. Payne
    --------------------------------          ---------------------------------
    Edward F. O'Keefe                         Glen A. Payne
    Attorney in Fact                          Attorney in Fact


     * Original Powers of Attorney authorizing Edward F. O'Keefe and Glen A. Payne, and each of them, to execute this post-effective amendment to the Registration Statement of the Registrant on behalf of the above-named directors and officers of the Registrant (with the exception of Larry Soll) have been filed with the Securities and Exchange Commission on April 12 and May 12, 1990, May 27, 1992, September 26, 1994, and September 21, 1995.

                                Exhibit Index
                                -------------

                                                      Page in
Exhibit Number                                  Registration Statement
--------------                                  ----------------------


      ^ 1                                                   88
      2                                                     99
      5(a)                                                 118
      5(b)                                                 125
      6                                                    131
      7                                                    140
      8                                                    146
      8(a)                                                 169
      8(b)                                                 170
      8(c)                                                 171
      9(a)                                                 185
      9(b)                                                 200
      10                                                   204
      11                                                   206
      16(a)                                                207
      16(b)                                                208
      16(c)                                                209
      16(d)                                                210
      16(e)                                                211
      16(f)                                                212
      17(a)                                                213
      17(b)                                                214
      17(c)                                                215

Ex 99.POA Soll                                             216